PARTIAL PURCHASE OPTION AGREEMENT

This partial purchase option agreement ("**Agreement**") is made and entered into effective 31 August 2012 ("**Effective Date**") in Carson City, Nevada by and between **NATCHEZ PASS LLC**, a Nevada domestic limited-liability company, 272 Lacey Road, Carthage, Mississippi 39051 ("**Natchez Pass**"), and **DEL TORO SILVER CORP.**, a Nevada domestic corporation, c/o Patrick A. Fagen, 2229 Tahoe Vista Drive, South Lake Tahoe, California 96150 ("**Del Toro**"). Natchez Pass and Del Toro are the only parties to this Agreement and are at times referred to herein singly as a "**Party**" and collectively as the "**Parties.**"

In consideration of the above recitals, the mutual covenants, agreements and promises of the Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, covenant and agree as follows.

1. **OWNERSHIP.** Natchez Pass owns 100% of those certain mining claims itemized and identified on the attached Exhibit A, all of which concern leasehold interests to land in Pershing County, Nevada, and any and all rights, duties, obligations, and other items incidental and/or ancillary thereto (collectively, the "**Claims**"), including, but not limited to, any and all claims, deposits, prepayments, refunds, rights of recovery, rights of set off, and rights of recoupment concerning the Claims; any and all approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies regarding the Claims, including the plan of operation on file with the Nevada Division of Environmental Protection ("**NDEP**") as N-76743, Nevada Bureau of Mining Regulation and Reclamation permit number NEV0095104, NDEP stormwater general permit number NVR300000, the Class II Air Quality Operating Permit issued by the NDEP's Bureau of Air Pollution Control ("**BAPC**") (AP1041-2105.01), and BAPC reclamation permit number 0274; all rights in, to and under the following, State of Nevada Division of Water Resources ("**NDWR**") application number ("**App. No.**") 49907, certificate of appropriation of water ("**Cert. No.**") 13260; NDWR permit number ("**Permit No.**") 71309 (for change in the point of diversion and place of use of a portion of the water earlier appropriated under Permit No. 58321); Permit No. 71479, Cert. No. 17566 (for a domestic water right serving a single-family dwelling); App. No. 58321, Cert No. 15597; Permit No. 61706; and NDWR Permit No. 71309, as well as any and all improvements thereon and thereto, including, but not limited to, any and all existing

structures, including that certain processing mill and single-family detached house, water tank, and the two (2) water wells and associated rights that overlay (or are near to and were, when erected, intended to benefit) one or more of the Claims (collectively, with the Claims, the "**Assets**"). The Parties hereby recognize and acknowledge that, as of the Effective Date, certain of the above-described water wells may no longer be operational.

2. **OPTION.** For a non-refundable payment of $25,000 that is due on the Effective Date ("**Option Payment**"), Natchez Pass hereby grants to Del Toro for the indicated periods the exclusive, irrevocable and unfettered right and option to:

2.1 purchase an undivided 20% of all the rights, title and interest in and to the Assets ("**First Option**") for 2,000,000 shares of restricted common stock in Del Toro ("**Stock Payment 1**"), which shall be tendered to Natchez Pass within 3 business day from the Commencement Date (as defined below), and $500,000, which shall be paid within 3 business days from the Commencement Date;;

2.2 purchase an additional undivided 20% of all the rights, title and interest in and to the Assets ("**Second Option**") for, the payment or refinance (either directly or through bonding) in both Parties' names, as co-owners, during the 30 calendar days following the Commencement Date, if ever, of the $165,000 reclamation bond currently held for the benefit of Joe Karnes ("**Reclamation Bond**"); the repayment, within 180 calendar days from the Commencement Date, of the debt presently owed by Natchez Pass to Marlon Thompson, Jr., which shall not exceed $446,000 ("**Thompson Debt**"); and the repayment, within 180 calendar days from the Commencement date, of the $140,000 presently owed by Natchez Pass to Natchez Pass Investments, LLC, a Mississippi domestic limited liability company ("**NPI Debt**");

2.3 purchase an additional undivided 5.5% of all the rights, title and interest in and to the Assets ("**Third Option**") for, payment to Natchez Pass of $120,000 in 12 $10,000 installments on or about the first business day of each month during the 12-month period immediately following the Commencement Date ("**Year One**"); payment into the SPE, within 240 calendar days from the Commencement Date, of an additional capital contribution of $150,000 in cash for the sole purpose of effecting the work plan attached hereto as Exhibit B ("**Year 1 Work Plan**"); and the tender to Natchez Pass, on or about 1 year from the Commencement Date, of 600,000 shares of restricted common stock in Del Toro ("**Stock Payment 2**");

2.4 purchase an additional undivided 5.5% of all the rights, title and interest in and to the Assets ("**Fourth Option**") for, payment to Natchez Pass of $350,000 before the end of the 12-month period immediately following Year One ("**Year Two**"); payment to Natchez Pass of $120,000 in 12 $10,000 installments on or about the first business day of each month during the 12-month period immediately following Year One; payment into the SPE, within 90 calendar days from the end of Year One, of an additional capital contribution of $150,000 cash for the sole purpose of effecting a one-year work plan to be hereafter approved by the Parties ("**Year 2 Work Plan**"); and the tender to Natchez Pass, on or about 24 months from the Commencement Date, of 600,000 shares of restricted common stock in Del Toro ("**Stock Payment 3**");

2.5 purchase an additional undivided 5.5% of all the rights, title and interest in and to the Assets ("**Fifth Option**") for , payment to Natchez Pass of $350,000 before the end of the 12-month period immediately following Year Two ("**Year Three**"); payment to Natchez Pass of $120,000 in 12 $10,000 installments on or about the first business day of each month during the 12-month period immediately following the Commencement Date; payment into the SPE, within 90 calendar days from the end of Year Two, of an additional capital contribution of $150,000 in cash for the sole purpose of effecting a one-year work plan to be hereafter approved by the Parties ("**Year 3 Work Plan**"); and the tender to Natchez Pass, on or about 36 months from the Commencement Date, of 600,000 shares of restricted common stock in Del Toro ("**Stock Payment 4**");

2.6 purchase an additional undivided 5.5% of all the rights, title and interest in and to the Assets ("**Sixth Option**") for , payment to Natchez Pass of $350,000 before the end of the 12-month period immediately following Year Three ("**Year Four**"); payment to Natchez Pass of $120,000 in 12 $10,000 installments on or about the first business day of each month during the 12-month period immediately following the Commencement Date; payment into the SPE, within 90 calendar days from the end of Year Three, of an additional capital contribution of $150,000 in cash for the sole purpose of effecting a one-year work plan to be hereafter approved by the Parties ("**Year 4 Work Plan**"); and the tender to Natchez Pass, on or about 48 months from the Commencement Date, of 600,000 shares of restricted common stock in Del Toro ("**Stock Payment 5**");

2.7 purchase an additional undivided 5.5% of all the rights, title and interest in and

Parties' Initials: ________

to the Assets (**"Seventh Option"**) for : payment to Natchez Pass of $350,000 before the end of the 12-month period immediately following Year Four (**"Year Five"**); payment to Natchez Pass of $120,000 in 12 $10,000 installments on or about the first business day of each month during the 12-month period immediately following the Commencement Date; payment into the SPE, within 90 calendar days from the end of Year Four, of an additional capital contribution of $150,000 in cash for the sole purpose of effecting a one-year work plan to be hereafter approved by the Parties (**"Year 5 Work Plan"**); and the tender to Natchez Pass, on or about 60 months from the Commencement Date, of 600,000 shares of restricted common stock in Del Toro (**"Stock Payment 6"**); and

2.8 purchase, at any time after Del Toro's exercise of the Seventh Option, as much as an additional undivided 7.5% of all the rights, title and interest in and to the Assets (collectively, the **"Eighth Option"**) for payment to Natchez Pass of $150,000 per 1% point thereof.

The First Option, Second Option, Third Option, Fourth Option, Fifth Option, Sixth Option, Seventh Option, and/or Eighth Option are herein collectively referred to as the **"Option"**. Del Toro may, at any time, prepay without penalty the First Option, Second Option, Third Option, Fourth Option, Fifth Option, Sixth Option, Seventh Option, and/or Eighth Option.

All compensation (including stock and cash) paid hereunder by Del Toro, whether to Natchez Pass or to any third party, is herein referred to in aggregate as the **"Purchase Price"**.

3. **DUE DILIGENCE.** For 60 calendar days from the Effective Date – a timeframe that can be twice extended for additional 60-day periods for $7,000 (each an **"Extension Payment"**) (with such timeframe collectively, as extended, if ever, the **"Due Diligence Period"**), Del Toro may conduct unlimited due diligence on the Assets, both through its officers and through third party contractors. During the Term, including the Due Diligence Period, Natchez Pass shall fully comply with Del Toro's document (including all reports and assay results) and site investigation (including drilling and other sampling to be undertaken by Del Toro, if any) requests concerning the Assets' worth. The results and, if applicable, findings, of all such evaluations and investigations shall belong exclusively to Del Toro; provided, however, that Natchez Pass shall have a non-exclusive right to in perpetuity access and use same.

4. **EXERCISE**

Parties' Initials:

4.1 To have validly and permanently exercised the First Option, Del Toro must have only timely:

4.1.1 Delivered Stock Payment 1 to Natchez Pass; and

4.1.2 Paid Natchez Pass $500,000.

4.2 To have validly and permanently exercised the Second Option, Del Toro must have only timely:

4.2.1 Exercised the First Option;

4.2.2 Paid or refinanced the Reclamation Bond through the SPE;

4.2.3 Repaid the Thompson Debt through the SPE; and

4.2.4 Repaid the NPI Debt through the SPE;

4.3 To validly and permanently exercise the Third Option, Del Toro must have only timely:

4.3.1 Exercised the Second Option;

4.3.2 Made the payments to Natchez Pass required by Section 2.3 above; and

4.3.3 Delivered Stock Payment 2 to Natchez Pass.

4.4 To validly and permanently exercise the Fourth Option, Del Toro must have only timely:

4.4.1 Exercised the Third Option;

4.4.2 Made the payments to Natchez Pass required by Section 2.4 above; and

4.4.3 Delivered Stock Payment 3 to Natchez Pass.

4.5 To validly and permanently exercise the Fifth Option, Del Toro must have only timely:

4.5.1 Exercised the Fourth Option;

4.5.2 Made the payments to Natchez Pass required by Section 2.5 above; and

4.5.3 Delivered Stock Payment 4 to Natchez Pass.

4.6 To validly and permanently exercise the Sixth Option, Del Toro must have only timely:

4.6.1 Exercised the Fifth Option;

4.6.2 Made the payments to Natchez Pass required by Section 2.6 above; and

Parties' Initials: ________

4.6.3 Delivered Stock Payment 5 to Natchez Pass.

4.7 To validly and permanently exercise the Seventh Option, Del Toro must have only timely:

4.7.1 Exercised the Sixth Option;

4.7.2 Made the payments to Natchez Pass required by Section 2.7 above; and

4.7.3 Delivered Stock Payment 6 to Natchez Pass.

4.8 To validly and permanently exercise the Eighth Option, Del Toro must have only timely:

4.8.1 Exercised the Seventh Option; and

4.8.2 Made the per-point payment(s) to Natchez Pass required by Section 2.8 above.

5. **TITLE TRANSFER; ASSETS' VALUATION.**

5.1 **Transfer.** Upon Del Toro's exercise of an Option, a Natchez Pass officer and agent shall immediately execute transfer documentation, including a deed (each being a "**Transfer Document**"), that is deemed sufficient by Del Toro's counsel, and deliver same to Del Toro. For the occasion that Natchez Pass fails to deliver any Transfer Document to Del Toro within 3 business days of the respective, underlying Option's exercise, then Natchez Pass hereby appoints Del Toro as Natchez Pass' attorney-in-fact for the limited purpose of executing such Transfer Document and exercising any rights thereunder (which appointment is coupled with an interest and is irrevocable with full power of substitution and delegation). Every Transfer Document must, in any event, be accepted and deemed sufficient by the United States Department of the Interior's Bureau of Land Management and County of Pershing to effect each respective title transfer required herein.

5.2 **Valuations.** The Parties hereby agree that, for all other lawful purposes, the Purchase Price is allocated among the Assets as follows: $150,000 to the processing mill; $50,000 to the single-family detached house; $50,000 to the water tank; $25,000 to the rights underlying the two (2) water wells; $25,000 to the various other water rights permits and certificates (even those in application or permit form only, if any); $25,000 to the DNEP and BAPC permits; and the remainder to the other portion of the defined Assets.

6. **STOCK.** Natchez Pass hereby recognizes and acknowledges that, if tendered, the shares of common stock that will make up Stock Payment 1, Stock Payment 2, Stock Payment 3, Stock Payment 4, Stock Payment 5, and Stock Payment 6 will be restricted to the extent required by law and United States Securities and Exchange Commission regulations. Additionally, without Del Toro's written approval, Natchez Pass hereby promises and guarantees Del Toro that it shall not sell in any month any more of the common stock it receives as part of Stock Payment 1, Stock Payment 2, Stock Payment 3, Stock Payment 4, Stock Payment 5, and Stock Payment 6 than the lesser of 200,000 or 10% of the previous 21 trading days' volume.

7. **SOLE OPERATOR.** During the Term, Del Toro's designee or assignee (**"Operating Company"**) shall, as between the Parties, be the sole operator of the Claims; provided, however, that the Operating Company shall operate the claims solely pursuant to an approved work plan – the first of which shall be the Year One Work Plan which provides for expenditures of no less than $150,000 during each of the first year of the JOA's Term, with all such $150,000 coming first from the Operating Company's operations (**"Operations"**), and then from additional capital contribution of cash into the Operating Company by Del Toro).

8. **JOINT OPERATION.** The joint operation agreement attached hereto as Exhibit C (**"JOA"**), which, although to be executed by the Parties on the Effective Date, will not become effective unless and until Del Toro exercises the First Option (**"Commencement Date"**), will provide for, among other things, Del Toro's super priority recoupment and recovery of all cash expenditures by it hereunder (excluding the $500,000 paid under Section 2.1, the Option Payment, and the Extension Payments, if and as applicable) in furtherance of an approved work plan and/or otherwise for the continued marketing of the Assets to potential purchasers.

9. **VOTING RIGHTS ASSIGNMENT.** Until such time as Del Toro fails to validly exercise an Option hereunder (as detailed in Section 4 above), Del Toro is empowered by Natchez Pass to vote Natchez Pass' ownership interest in the Assets and Natchez Pass' membership interest in the Operating Company pursuant to the voting agreement attached hereto as Exhibit D.

10. **TERM.** This Agreement begins on the Effective Date and expires 60 months from the Commencement Date (the **"Term"**). If Del Toro reasonably determines that an approval sought hereunder from Natchez Pass has been unreasonably withheld, including, but not limited to, approval of a Del Toro proposed 12-month work plan, the Term and all lesser-included timeframes and deadlines herein (whether for payments, tenders or other acts of performance

obligated of a Party hereunder) shall immediately and automatically toll until such approval is received or an arbitrator or court of competent jurisdiction rules that such approval was unreasonably withheld.

11. **OPPORTUNITY TO CURE MONETARY DEFAULT OR TENDER DEFAULT; TERMINATION.** Del Toro may at any time terminate this Agreement with or without cause. Neither Party may otherwise terminate this Agreement for any reason whatsoever. Additionally, for this Agreement to lapse for failure of Del Toro to make a payment or perform an act required of it hereunder, Natchez Pass must afford Del Toro written notice thereof and a 5-business-day opportunity to cure the noticed default.

12. **AMI.** The Parties agree the area within 1.5 geographical miles from any location of the Claims is an "area of mutual interest" (the "**AMI**"). Del Toro may, in furtherance of a work plan prepared and approved hereunder, use work plan funds to stake a new mining claim or claims within the AMI (respectively, each a "**New Claim**"). This Agreement's Exhibit A shall be automatically and immediately amended to include every such New Claim, with the Parties automatically and from the onset owning all rights, title and interest in and to the New Claim(s) identically as they do the other Claims. Natchez Pass shall not stake any New Claim within the AMI.

13. **REPRESENTATIONS AND WARRANTIES.** Except for those express exceptions to title, if any, on the most-recent title report prepared by Tracy Guinard for the Claims, Natchez Pass hereby represents, warrants, covenants and guarantees to Del Toro that Natchez Pass, is an "accredited investor" under Rule 501 of Regulation D of the Securities Act of 1933, owns all right, title and interest in and to the Assets, is fully empowered to enter into this Agreement, is an entity in good standing with the Nevada Secretary of State, and will not during the Term sell, assign, pledge, secure or in any way alienate or collateralize any or all right, title and/or interest in and/or to the Assets. Del Toro hereby represents, warrants, covenants and guarantees to Natchez Pass that Del Toro is fully empowered to enter into this Agreement and is an entity in good standing with the Nevada Secretary of State.

14. **ARBITRATION.** Except as specifically provided in Section 15 below, any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or alleged breach of this Agreement shall be submitted by either Party to binding arbitration to be held in Carson City, Nevada by Judicial Arbitration & Mediation Services, Inc.

("J.A.M.S."), or, if J.A.M.S. is not available, by a similar private arbitration service the Parties agree upon that also employs retired judges, and shall be conducted in accordance with the rules then in effect with J.A.M.S. or the alternate private arbitration service. The Parties shall agree on a retired judge from the J.A.M.S. panel or the panel of the alternate service, who has substantial experience in commercial transactions and in interpreting agreements substantially similar hereto. If the Parties are unable to agree, J.A.M.S. or the alternative service shall be requested to provide a list of three available judges and each Party may strike one. The remaining judge will serve as the arbitrator.

Any Party seeking to invoke the provisions of this Section 14 shall transmit a written demand for arbitration to the other Party (the "**Written Demand**") pursuant to the mechanism for giving notice specified in this Agreement. The Written Demand shall set forth the nature of the dispute, the amount involved and the remedy sought. In the arbitration proceeding, the Nevada Rules of Evidence shall govern; and the Parties shall be entitled to conduct discovery in accordance with Nevada's Code of Civil Procedure, except that the arbitrator shall have the authority to limit the nature and scope of discovery. The arbitrator will schedule a pre-hearing conference to reach agreement on procedural matters and discovery, arrange for the exchange of information, obtain stipulations, and attempt to narrow the issues. The arbitrator shall issue a final decision in the arbitration controversy no later than sixty (60) calendar days after a Party has sent a Written Demand, unless the arbitrator or a court with competent jurisdiction as specified in Section 15 below extends such deadline for good cause. The decision of the arbitrator shall contain a written statement of reasons and support. The decision of the arbitrator shall be final and shall be entered in any court of competent jurisdiction, within the venue specified in Section 15 below.

Under no circumstances may the arbitrator amend the terms of this Agreement, make any award of punitive damages or consequential damages that were not reasonably foreseeable by the Parties on the Effective Date, or otherwise act in derogation of the clear intent of the Parties as expressed herein. Nothing in this Section 14 shall be construed to limit the right of either Party to seek injunctive or other equitable relief from a court of competent jurisdiction, within the venue specified in Section 15 below. If any provision of this Section 14 shall be determined to be unlawful, void or unenforceable, it shall be deemed severable from and shall not affect the validity or enforceability of the remaining provisions of this Section 14.

15. **GENERAL PROVISIONS.** The above recitals and exhibits referenced in this Agreement

are hereby incorporated herein as though expressly set forth. When used herein, the terms defined when initially capitalized have the ascribed meanings. This Agreement may be executed in counterparts, with each deemed an original but all constituting one instrument. Facsimile, photocopied and scanned signatures bind the executing Party. Any provision herein that may reasonably be interpreted as being intended to survive this Agreement's termination, shall do so; and, to the extent there is a conflict between the JOA and any surviving provision(s) hereof, said surviving provisions shall govern (and trump the JOA's conflicting clauses). All monetary payments required herein are due in United States Dollars.

All requests for injunctive or other equitable relief shall be filed in a state court in Carson City, Nevada under Nevada law (without reference to its choice of law rules). THE PARTIES HEREBY CONSENT TO SUCH VENUE, GOVERNING LAW, AND THE JURISDICTION OF SUCH COURT.

This Agreement sets forth the Parties' entire agreement relating to the subject matter herein and merges and supersedes all prior agreements, writings and understandings. This Agreement (and any waiver of any rights herefrom) shall not be amended or modified unless in a writing signed by the Parties.

The substantially prevailing Party in any arbitration (or legal action for injunctive or other equitable relief) brought against the other Party (and relating hereto) shall be entitled, to, *inter alia*, reimbursement for its expenses, including court costs and reasonable attorneys' and expert witnesses' fees and expenses.

This Agreement is recordable by Del Toro and binds and inures to the benefit of the Parties, and the Parties' respective heirs, assigns, successors and representatives. Del Toro may assign this Agreement, and Del Toro's rights and obligations hereunder, to the Operating Company. Likewise, Natchez Pass may assign some or all of its revenue receipt rights hereunder to any one or more third parties.

The Parties acknowledge that monetary damages are an inadequate remedy for the breach of certain provisions hereof. Accordingly, if either Party breaches (or threatens to breach) any of its obligations hereunder, the other Party shall be entitled, without proving actual damage sustained, to a stipulated temporary restraining order, and shall thereafter be entitled to apply for a preliminary injunction, permanent injunction and/or order compelling specific performance, to prevent that continued or threatened breach. Additionally, either Party may pursue other

remedies available to it, including the recovery of damages.

If a term hereof is held by a court of competent jurisdiction to be invalid or unenforceable, then all of this Agreement's remaining terms shall, in sum, be effective as if the objectionable term was not included.

Any notice given hereunder shall be in writing and effective upon delivery to the appropriate Party in person or by recognized overnight delivery service, or five (5) business days after it is sent by first class mail, postage prepaid, at/to the respective Party as set forth at the beginning of this Agreement (or at/to such other address(es) as a Party may provide by written notice to the other Party).

NATCHEZ PASS LLC	Del Toro SILVER CORP.
Matthew Freeny	Greg Painter
By: Matthew Freeny	By: Greg Painter
Its: Manager	Its: President

STATE OF Nevada)
) ss.
COUNTY OF Carson City)

DAWN MICHELLE BRENNEIS
Notary Public, State of Nevada
Appointment No. 12-6763-12
My Appt. Expires Jan 9, 2016

On August 31, 2012, before me, a notary public, personally appeared Matthew Freeny, as Manager of **Natchez Pass LLC**, proven to me by state-issued driver's license to be the person whose name is subscribed to the above instrument and who acknowledged that he executed the same.

Dawn Michelle Brenneis
Notary Public

STATE OF Nevada)
) ss.
COUNTY OF Carson City)

DAWN MICHELLE BRENNEIS
Notary Public, State of Nevada
Appointment No. 12-6763-12
My Appt. Expires Jan 9, 2016

On August 31, 2012, before me, a notary public, personally appeared Greg Painter, as President of **Del Toro Silver Corp.**, proven to me by state-issued driver's license to be the person whose name is subscribed to the above instrument and who acknowledged that he executed the same.

Dawn Brenneis
Notary Public

Exhibit A

The Claims

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646551

Transaction #: 2727322
Date of Transaction: 08/31/2012

CUSTOMER:
NATCHEZ PASS LLC 320 N CARSON ST CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC883653/$700.00	FY13 MAINT FEES FOX #3 ET AL	- n/a -	700.00
				TOTAL:	**$700.00**

PAYMENT INFORMATION				
1	AMOUNT:	700.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1057		
	NAME:	NATCHEZ PASS LLC 276 LACEY RD CARTHAGE MS 39051-9555 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Natchez Pass LLC

Mailing Address: 320 N.Carson st. @

City, State, Zip: Carson City, NV 89701

☒ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 5
x $140 per claim/site
Total due BLM $ 700.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
Fox #3	NMC 883653
Fox #4	NMC 883654
Fox #5	NMC 883655
Nick #1	NMC 827546
Nick #8	NMC 827553
RECEIVED	
AUG 3 1 2012	
BLM NVSO IAC	

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

(Continued on page 3)

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646563

Transaction #: 2727336
Date of Transaction: 08/31/2012

CUSTOMER:

MATTHEW FREENY
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1055410/$1120.00	FY13 MAINT FEES NICK 2 ET AL	- n/a -	1120.00
				TOTAL:	**$1,120.00**

PAYMENT INFORMATION

1	AMOUNT:	1120.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1060		
	NAME:	NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051-9555 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Matthew Freeny
Mailing Address: 320 North Carson st
City, State, Zip: Carson City, NV 89701

☒ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

No. of claims/sites 8
x $140 per claim/site
Total due BLM $ 1120.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
Nick #2	NMC 1055410
Nick #3	NMC 1055411
Nick #4	NMC 1055412
Nick #5	NMC 1055413
Nick #6	NMC 1055414
Nick #7	NMC 1055415
Nick #9	NMC 1055416
Nick #11	NMC 1055417

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646562

Transaction #: 2727335
Date of Transaction: 08/31/2012

CUSTOMER:

KEA HOLDINGS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1073738/$560.00	FY13 MAINT FEES NP 11 ET AL	- n/a -	560.00
				TOTAL:	**$560.00**

PAYMENT INFORMATION

1	AMOUNT: 560.00		POSTMARKED:	N/A
	TYPE: CHECK		RECEIVED:	08/31/2012
	CHECK NO: 1059			
	NAME: NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051 US			

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Kea Holdings LLC

Mailing Address: 320 North Carson st.

City, State, Zip: Carson City, NV 89701

☑ Check here if this is a change of address.

FOR COUNTY RECORDER'S USE

No. of claims/sites 4
x $140 per claim/site
Total due BLM $ 560

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

RECEIVED
AUG 31 2012
BLM NVSO IAC

CLAIM/SITE NAME	BLM SERIAL NO.
NP 11	NMC 1073738
NP 12	NMC 1073739
NP 13	NMC 1073740
NP 14	NMC 1073741

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

(Continued on page 3)

COMPLETE THE FOLLOWING FOR CREDIT CARD PAYMENTS:

Exact name as shown on credit card: ______________________________

Amount Paid: $ ______________________________

Type of Card: ◯ VISA ◯ MASTERCARD ◯ DISCOVER ◯ AMERICAN EXPRESS

CREDIT CARD NUMBER

Expiration Date: ____________________ Telephone No.: ____________________

Signature: ______________________________

Title 18 U.S.C. 1001 and 43 U.S.C. 1212 make it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

NOTE TO BLM EMPLOYEES: DETACH THIS PAGE BEFORE FILING THIS FORM IN APPLICABLE CASE FILES.

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646555

Transaction #: 2727327
Date of Transaction: 08/31/2012

CUSTOMER:	
	KEA HOLDINGS LLC 320 N CARSON ST CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1073728/$1400.00	FY13 MAINT FEES NP 1 ET AL	- n/a -	1400.00
				TOTAL:	**$1,400.00**

PAYMENT INFORMATION				
1	AMOUNT:	1400.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1058		
	NAME:	NATHEZ PAS LLC 272 LACEY RD CARTHAGE MS 39051 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Rea Holdings LLC

Mailing Address: 320 North Carson st.

City, State, Zip: Carson City, NU 89701

☒ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 10
x $140 per claim/site
Total due BLM $ 1400.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
NP 1	NMC 1073728
NP 2	NMC 107 37 29
NP 3	NMC 107 37 30
NP 4	NMC 107 3731
NP 5	NMC 107 37 32
NP 6	NMC 107 37 33
NP 7	NMC 107 37 34
NP 8	NMC 107 37 35
NP 9	NMC 107 37 36
NP 10	NMC 107 37 [illegible] 37

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

(Continued on page 3)

COMPLETE THE FOLLOWING FOR CREDIT CARD PAYMENTS:

Exact name as shown on credit card: ______________________________

Amount Paid: $ ______________________________

Type of Card: ○ VISA ○ MASTERCARD ○ DISCOVER ○ AMERICAN EXPRESS

CREDIT CARD NUMBER

Expiration Date: ____________________ Telephone No.: ____________________

Signature: ______________________________

Title 18 U.S.C. 1001 and 43 U.S.C. 1212 make it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

NOTE TO BLM EMPLOYEES: DETACH THIS PAGE BEFORE FILING THIS FORM IN APPLICABLE CASE FILES.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646556

Transaction #: 2727328
Date of Transaction: 08/31/2012

CUSTOMER:

NATCHEZ PASS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC892048/$1120.00	FY13 MAINT FEES FOX 1 ET AL	- n/a -	1120.00
				TOTAL:	**$1,120.00**

PAYMENT INFORMATION

1	AMOUNT: 1120.00		POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1061		
	NAME:	NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5a
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM
FOR PLACER MINING CLAIMS

Remitter Name: Natchez Pass LLC

Mailing Address: 320 North Carson st

City, State, Zip: Carson City, NV 89701

☒ Check here if this is a change of address.

FOR COUNTY RECORDER'S USE

RECEIVED
AUG 31 2012
BLM NVSO IAC

No. of claims 8
Total due BLM $ 1120.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s) applies to the assessment year 2013.

CLAIM NAME	BLM SERIAL NO.	ACRES IN CLAIM	PAYMENT DUE TO THE BLM (See Instructions on Page 2)
Fox 1	NMC892048	20 acres	$140.00
Fox 2	NMC892049	20 acres	$140.00
Nick #1	NMC 896732	20 acres	$140.00
Nick #2	NMC 896733	20 acres	$140.00
Nick #3	NMC 896734	20 acres	$140.00
Nick #4	NMC 896735	20 acres	$140.00
Tom Cat #1	NMC 1012436	20 acres	$140.00
Tomcat #2	NMC 1012437	20 acres	$140.00

Use a separate sheet for additional claim names, serial numbers, and claimant names and addresses.

(Continued on page 2)

Exhibit B

Year 1 Work Plan

Year 1 Work Plan

1. Obtain all insurances and operating permits and pay associated fees, deposits, and administrative costs necessary to cover activities during this phase of the operation. **Estimated cost- $60k**

2. Set up pilot mill with consistent water supply to facilitate placer sampling program. Retain services of mill engineer (Harvey Bell) and mechanic (Larry Miller) to put main mill into operating condition and run "bulk sample" for shakedown and video presentation. Mobilize back hoe, dump truck and other necessary equipment to site. **Estimated cost- $40k.**

3. Construct new detailed maps for claims, improvements and geological features and incorporate Google Earth presentation for use in presentations and placer mine planning. Design placer test plan with budget for a sample whole grid over entire placer area including projected depths and volumes of dirt to be tested. **Estimated cost- $10k**

4. Research and consolidate all historical documentation on mine. Acquire all available reports from MacIlvane, Rock Solid, Geodesy, Joe Karnes and any other previous operators. Retain qualified 43-101 consulting geologist. Survey and map underground workings of two known levels. Conduct underground sampling program with geologist and record all sampling data on maps. Incorporate any data obtained into this mapping program. **Estimated cost- $20k**

5. Compile all data from above into informational package based on 43-101 guidelines. Incorporate information into Del Toro web site for dissemination to prospective purchasers. Circulate to known financing and pubco contacts. **Estimated cost- $20k**

Exhibit C

MINING CLAIMS
JOINT OPERATIONS AGREEMENT

This mining claims joint operations agreement ("**Agreement**"), dated conditionally effective as of the Commencement Date (as that term is defined in Section 8 of the Parties' "partial purchase option agreement" ("**Partial Purchase Option Agreement**", which is hereby incorporated herein by this reference to the extent necessary to carry out the Parties' intent), if and when such Commencement Date ever occurs thereunder ("**Effective Date**"), is entered into by and between **NATCHEZ PASS LLC**, a Nevada domestic limited-liability company, 272 Lacey Road, Carthage, Mississippi 39051-9555 ("**Natchez Pass**"), and **DEL TORO SILVER CORP.**, a Nevada domestic corporation, c/o Patrick A. Fagen, 2229 Tahoe Vista Drive, South Lake Tahoe, California 96150 ("**Del Toro**"). Natchez Pass and Del Toro are at times hereinafter referred to singly as a "**Party**" and collectively as the "**Parties.**"

I. RECITALS

A. As a result of an earlier closing, Del Toro owns and controls, *inter alia*, an undivided right, title and interest in and to the BLM-leased, unpatented mining claims that are located in Pershing County, Nevada, and described in the Assets (as defined in the Partial Purchase Option Agreement).

B. Natchez Pass was the seller of Del Toro's undivided interest in and to the Assets, and retains all of the remaining undivided interest in and to the Assets.

C. Natchez Pass and Del Toro wish to cooperate in the exploration, evaluation, development and mining of the mineral resources within the Assets, and the Parties are each and both willing to do so upon and subject to this Agreement's terms and conditions.

II. AGREEMENT

NOW, THEREFORE, in consideration of the above recitals ("**Recitals**"), the mutual promises, covenants and agreements set forth herein, and other good and valuable

9M MT

consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby covenant and agree as follows.

1. **PRELIMINARY MATTERS**

1.1 **Recitals.** The Recitals hereto are true, correct and complete, and are hereby incorporated into this Agreement by this reference as if fully set forth herein.

1.2 **Cross-References.** References to a "**Schedule**" or "**Section**" refer to the respective schedules to and section of this Agreement, as applicable.

1.3 **Schedules.** All schedules attached hereto are hereby incorporated into this Agreement by this reference as if fully set forth herein.

2. **DEFINITIONS**

2.1 "**Affiliate**" of a Party means any Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with a Party; provided, however, that neither Party shall, despite any ultimate commonality of ownership, be deemed or found to be an Affiliate of the other Party. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through membership, ownership of voting securities (including common stock), by contract, or otherwise.

2.2 "**Agreement**" means this mining claims joint operations agreement, as executed and amended from time to time.

2.3 "**Business Information**" means the terms of this Agreement, and any other agreement relating to the relationship documented by this Agreement, and all information, data, knowledge and know-how, in whatever form and however communicated (including Confidential Information), developed, conceived, originated or obtained by either Party in performing its obligations under this Agreement (but excluding any improvements, enhancements, refinements or incremental additions to Party Information that are developed, conceived, originated or obtained by either Party in performing its obligations under this

9.1. M7

Agreement).

2.4 "**Confidential Information**" means all information, data, knowledge and know-how (including formulas, patterns, compilations, programs, devices, methods, techniques and processes) that derives independent economic value, actual or potential, as a result of not being generally known to, or readily ascertainable by, third parties and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, including all analyses, interpretations, compilations, studies, excerpts, summaries and evaluations of such information, data, knowledge and know-how generated or prepared by or on behalf of either Party. Confidential Information does not include the terms hereof or any information within the public domain through no fault or action taken by either Party after the Effective Date of this Agreement.

2.5 "**Continuing Obligations**" means those obligations or responsibilities that are reasonably expected to continue or arise after operations on a particular area of the Assets have ceased or are suspended, such as future monitoring, stabilization, or Environmental Compliance.

2.6 "**Encumber**" means the act of creating or purporting to create an Encumbrance, whether or not perfected under applicable law.

2.7 "**Encumbrance**" means, with respect to either Party, or any material asset of either Party, a mortgage, pledge, security interest, lien, assignment as security, proxy coupled with an interest, option, or preferential right to purchase.

2.8 "**Environmental Compliance**" means actions performed during or after operation of the Assets to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Assets and/or the Real Property, or other compliance with Environmental Laws.

2.9 "**Environmental Damage**" means creation of damage or threatened damage to the air, soil, surface water, groundwater, flora, fauna, or other natural resources on, about or in the general vicinity of the Assets and/or the Real Property.

2.10 "**Environmental Laws**" means Laws aimed at reclamation or restoration of the

Assets and/or the Real Property; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including without limitation, ambient air, surface water and groundwater; and all other Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

2.11 "**Environmental Liabilities**" means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgments, amounts paid in settlement, assessments, costs, disbursements, or expenses (including attorneys' fees and costs, experts' fees and costs, and consultants' fees and costs) of any kind or of any nature whatsoever that are asserted against either Party, by any person or entity other than the other Party, alleging liability (including liability for studies, testing or investigative costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the Assets and/or the Real Property and/or emanating or migrating and/or threatening to emanate or migrate from the Assets and/or the Real Property to off-site properties, (ii) physical disturbance of the environment, and/or (iii) the violation or alleged violation of any Environmental Laws.

2.12 "**Involuntary Transfer**" means, with respect to either Party, any Transfer or Encumbrance pursuant to court order, foreclosure of a security interest, execution of a judgment or other legal process, by operation of law or otherwise, including a purported transfer to or from a trustee in bankruptcy, receiver or assignee for the benefit of creditors.

2.13 "**Involuntary Withdrawal**" means, with respect to either Party, the occurrence of any of the following events: (i) the Party makes an assignment for the benefit of creditors; (ii) the Party files a voluntary petition in bankruptcy; (iii) the Party is adjudicated bankrupt or insolvent or there is entered against the Party an order for relief in any bankruptcy or insolvency proceeding; (iv) the Party files a petition seeking any reorganization, arrangement, composition,

readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) the Party seeks, consents to or acquiesces in the appointment of a trustee or receiver for, or liquidation of the Party or of all or any substantial part of such Party's assets; (vi) the Party files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Party in any proceeding described in clauses (i) through (v) hereof; (vii) any proceeding against the Party seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, continues for 120 days after the commencement thereof, or the appointment of a trustee, receiver or liquidator for the Party or all or any substantial part of the Party's properties without the Party's agreement or acquiescence, which appointment is not vacated or stayed for 120 days or, if stayed, for 120 days after expiration of the stay during which period the appointment is not vacated; (viii) the dissolution of the Party or the revocation of its charter; or (ix) breach of this Agreement by the Party.

2.14 "**Laws**" means all applicable federal, state and local laws (statutory or common), rules, ordinances, regulations, grants, concessions, franchises, licenses, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature.

2.15 "**Notice**" means a written notice required or permitted under this Agreement and conforming to the provisions of Section 15.1.

2.16 "**Party Information**" means all information, data, knowledge and know-how, in whatever form and however communicated (including Confidential Information), which, as shown by written records, was developed, conceived, originated or obtained by a Party (i) prior to entering into this Agreement, or (ii) independent of its performance under the terms of this Agreement.

2.17 "**Person**" means a natural person, partnership, limited partnership, trustee, estate, association, corporation, limited liability company, or other entity, whether domestic or foreign.

2.18 "**Products**" means any and all mineral and other resources produced in commercial quantities, marketed and/or sold from or by reason of development, operation and commercial exploitation of the Assets.

2.19 "**Transfer**" means, with respect to a Party's interest under and pursuant to this

J.A. MT

Agreement, or any element thereof, any sale, assignment, gift, Involuntary Transfer, or other disposition of such interest or any element thereof, directly or indirectly, other than an Encumbrance that is expressly permitted hereunder.

3. LICENSE ACKNOWLEDGEMENT AND PERMISSION TO OPERATE

3.1 **License Acknowledgement.** Upon and subject to the terms, provisions, conditions and payments contained or provided for in this Agreement, Natchez Pass hereby acknowledges that Del Toro, as co-owner of the Assets, has the right to enter upon the Assets and, to the same extent as Natchez Pass, the real property containing the Assets (the "**Real Property**") to (i) evaluate the potential for further developing, mining and operating of the Assets, (ii) develop, improve, mine, operate and otherwise commercially exploit the Assets and the underlying mineral resources, (iii) operate, store, maintain and otherwise use the Operating Assets on and for the exclusive benefit and operation of the Assets, (iv) market and sell any and all Products, (v) complete and satisfy any and all Environmental Compliance obligations and Continuing Obligations, and (vi) perform any other activity necessary, appropriate or incidental to any of the foregoing. The foregoing authorized activities on and about the Assets shall be collectively referred to hereinafter as the "**Permitted Uses.**"

3.2 **Limitation.** Unless the Parties hereafter otherwise agree in writing, operation of the Assets shall be limited to the Permitted Uses, and nothing in this Agreement shall be construed to enlarge such purposes or to change the relationship of the Parties as set forth in this Agreement. Further, neither Party nor the SPE shall engage in any activity on or near the Real Property that might in any way harm or interfere with operation of the Assets or any of the Permitted Uses.

4. **TERM.** This Agreement begins on the Effective Date and continues in force thereafter until properly terminated by a Party for a reason permitted herein (the "**Term**").

5. REPRESENTATIONS AND WARRANTIES; TITLE TO CLAIMS

5.1 **Representations and Warranties of Del Toro.** As of the Effective Date, Del Toro represents and warrants to Natchez Pass that.

5.1.1 It is a domestic corporation duly organized and in good standing in

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Nevada;

5.1.2 To its knowledge, Del Toro is not, as of the Effective Date, in violation of any United States Securities and Exchange Commission regulation;

5.1.3 It has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all actions required to authorize it to enter into and perform this Agreement have been properly taken;

5.1.4 It will not breach any other agreement or arrangement by entering into or performing this Agreement;

5.1.5 It is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of operations hereunder; and

5.1.6 This Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

5.2 **Representations and Warranties of Natchez Pass.** As of the Effective Date, Natchez Pass represents and warrants to Del Toro that:

5.2.1 It is a duly organized Nevada domestic corporation in good standing in Nevada;

5.2.2 It has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all actions required to authorize it to enter into and perform this Agreement have been properly taken;

5.2.3 It will not breach any other agreement or arrangement by entering into or performing this Agreement;

5.2.4 It is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of operations hereunder; and

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5.2.5 This Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

The representations and warranties set forth above in this Section 5 shall survive the execution and delivery of this Agreement.

5.3 **Disclosures**. Each Party represents and warrants to the other Party that, as of the Effective Date, it is unaware of any material facts or circumstances that have not been disclosed in this Agreement or otherwise disclosed in writing to the other Party prior to the Effective Date, which should be disclosed to the other Party in order to prevent the representations and warranties in this Section 5 from being materially misleading. Natchez Pass has disclosed to Del Toro all information it believes to be material concerning the Assets, including all information in its possession concerning Environmental Liabilities, and has provided to or made available for inspection by Del Toro all such information.

5.4 **Record Title.** Title to the Assets shall be held throughout the Term by the Parties in their then-current respective ownership interests, subject to the paramount title of the United States of America.

5.5 **Loss of Title.** Any failure or loss of title to the Assets, and all costs of defending title, shall be borne by the Parties in their then-current respective ownership interests, except that all costs and losses arising out of or resulting from breach of the representations and warranties of Natchez Pass herein as to title shall be exclusively charged to and borne by Natchez Pass.

6. RELATIONSHIP OF PARTIES

6.1 **No Partnership.** Nothing contained in this Agreement shall be deemed to make either Party the partner of the other Party, or, except as otherwise herein expressly provided, to make or constitute either Party the agent or legal representative of the other Party, or to create any fiduciary relationship whatsoever between them. The Parties do not intend to create, and this Agreement shall not be construed to create, any mining, commercial or other partnership – except to the extent accomplished through formation and operation of the SPE. Neither Party, nor any of its shareholders, members, directors, officers, managers, employees, agents and

attorneys-in-fact, or its Affiliates, shall act for or assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein, and any such action or assumption by a Party's managers, members, directors, officers, employees, agents and attorneys-in-fact, or Affiliates, shall be a breach by such Party of this Agreement. The rights, duties, obligations and liabilities of the Parties shall be several and not joint or collective, unless otherwise expressly stated to the contrary herein. Each Party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, and it is the express purpose and intention of the Parties that the rights acquired hereunder shall be as tenants in common.

6.2 **Other Business Opportunities.** Except as expressly provided in this Agreement, each Party shall have the right to engage in and receive full benefits from any independent business activities or operations, whether or not competitive with the endeavor contemplated by this Agreement, without consulting with, or incurring any obligation to, the other Party. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to this endeavor or to any other activity or operation of either Party. Except as for New Claims staked within the AMI (as both "New Claims" and "AMI" are defined in the Partial Purchase Option Agreement), neither Party shall have any obligation to the other Party with respect to an opportunity to acquire any property outside the Real Property at any time or within the Real Property after the termination of the endeavor contemplated by this Agreement. Unless otherwise agreed in writing, neither Party shall have any obligation to process or otherwise treat any Products in any facility owned or controlled by such Party.

6.3 **Waiver of Rights to Partition or Other Division of Assets.** Each of the Parties hereby forever waives, relinquishes and releases all rights of partition, or of sale in lieu thereof, or other division of the Assets, except as may be otherwise specifically provided for herein, including any such rights provided by Law.

6.4 **Transfer or Termination of Rights.** Except as otherwise provided for in this Agreement (namely, Section 11 hereof), or as expressly agreed to by the Parties in writing, neither Party shall Transfer all or any part of its interests under this Agreement or otherwise permit or cause such interests to terminate.

6.5 **Implied Covenants.** There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

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6.6 **No Third Party Beneficiary Rights**. This Agreement benefits only the Parties and their respective successors and assigns, and, except as specifically set forth herein, shall not be construed to create third party beneficiary rights in any other party or in any governmental organization or agency.

7. MANAGEMENT AND OPERATIONS

7.1 **Sole Operator.** Del Toro shall be the manager of the joint endeavor memorialized herein, and, as such, shall promptly hereafter form a single purpose entity ("**SPE**") that shall be a Nevada domestic limited-liability company operated pursuant to the operating agreement attached hereto as Schedule B in which Del Toro and Natchez Pass shall be the only equity holders (with the stake of each equaling its Participating Interest (as defined below)). The SPE shall act as the sole and exclusive operator entitled to exercise, operate, administer and manage the Permitted Uses during the Term, and nothing more. Subject to Section 7.2, the other provisions herein, and applicable law, Del Toro shall have full, exclusive and complete discretion, power and authority to manage, control, administer and operate the SPE's business and affairs on the Assets for the Permitted Uses, and to make all decisions affecting such business and affairs.

7.2 **Year 1 Work Plan**. Notwithstanding the provisions of Section 7.1, the Parties have approved an expected work plan for the SPE's initial work on and about the Assets (the "**Year 1 Work Plan**"). A copy of that Year 1 Work Plan is attached hereto as Schedule A. Del Toro shall use its best efforts to cause the SPE to perform and comply with the Year 1 Work Plan in all material respects, pursuant to the standard of care set forth in Section 7.7. The method and manner of performing and complying with the Year 1 Work Plan shall be left to the SPE's sole discretion. The Year 1 Work Plan shall not be amended, altered or otherwise changed without the written consent of both Parties. The first $150,000 expended under the Year 1 Work Plan shall be paid into the SPE by Del Toro for such expenditure as provided for in Section 2.3 of the Partial Purchase Option Agreement. Del Toro is and shall be entitled to recoup the $150,000, Year 1 Work Plan advance on an exclusive, super-priority basis before Natchez Pass and any third party from the SPE's first $150,000 of distributions and/or any liquidity event (such as sale of all or a portion of the Assets).

7.3 **Emergency or Unexpected Expenditures.** In case of emergency occurring during performance of the Year 1 Work Plan, Del Toro and/or the SPE may take any reasonable action

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deemed necessary to protect life or property, to protect the Assets, or to comply with Laws. Also, Del Toro may advance reasonable expenditures for unexpected events that are beyond its reasonable control and that do not result from a breach by it of its standard of care. All such funds shall be expended under the then-effective, approved work plan(s) and recouped on the super-priority basis (as provided for in Section 7.4 below).

7.4 **Work During Remainder of Term.** Upon completion of the Year 1 Work Plan and for the remainder of the Term, Del Toro shall prepare and submit to Natchez Pass for its approval a budget and series of 12-month work plans for the remaining years of the Term (that is to say, the Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and Year 5 Work Plan, all as defined in the Partial Purchase Option Agreement).

The funds required to pay or refinance the Reclamation Bond, pay the Thompson Debt (including all $3500, monthly payments due after this Agreement's Effective Date), pay the NPI debt, and all sums expended hereunder for approved work plans shall be paid into the SPE by Del Toro for such expenditure. Del Toro shall recoup all such amounts on an exclusive, super-priority basis before Natchez Pass and any third party from the SPE's distributions and, if and as necessary, any and every liquidity event for the Parties (such as sale of all or a portion of the Assets).Year 1

Del Toro shall exercise reasonable efforts to perform and comply with any and all work plans in all material respects, pursuant to the standard of care set forth in Section 7.7. The method and manner of performing and complying with such work plans shall be left to the SPE's sole discretion. Such work plans shall not be materially amended, altered or otherwise changed without the approval of Natchez Pass and Del Toro (with such approval not to be unreasonably withheld).

7.5 **Specific Power and Authority of Del Toro.** In addition to the other duties and responsibilities set forth in this Section 7, and subject to the other terms and provisions of this Agreement (including the voting agreement attached as Exhibit D to the Partial Purchase Option Agreement), Del Toro shall have the following specific powers and duties, which shall be discharged in accordance with the Year 1 Work Plan, Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and Year 5 Work Plan (all as defined in the Partial Purchase Option Agreement), and exclusively with the approved budgets for each such work plan).

7.5.1 **Management**. Del Toro shall manage, direct and control operation of the Assets through the SPE, and shall prepare and deliver to Natchez Pass all reports mandated by this Agreement.

7.5.2 **Expenses**. Del Toro shall advance to the SPE all such funds as and when deemed necessary by the SPE to carry out the Year 1 Work Plan, Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and Year 5 Work Plan (up to the maximum $150,000 approved for each such work plan), and shall promptly advise Natchez Pass if it lacks sufficient funds to do so.

7.5.3 **Acquisition of Material**. Del Toro, via the SPE, shall use reasonable efforts to: (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for operations, such purchases and acquisitions to be made to the extent reasonably possible on the most-reasonable terms, taking into account all of the circumstances, (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions, and (iii) keep the Assets and Real Property free and clear of all Encumbrances, except any mechanic's or materialmen's liens (which shall be contested, released or discharged in a diligent matter) or Encumbrances specifically approved by Natchez Pass.

7.5.4 **Title Examinations**. Del Toro, via the SPE, shall conduct such title examinations of the Assets and Real Property and cure such title defects pertaining to the Assets and/or Real Property as it deems advisable in its reasonable judgment.

7.5.5 **Payments to Maintain Assets**. Del Toro, via the SPE, shall: (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements with third parties related to the Assets and/or the Real Property; (ii) pay all taxes, assessments and like charges on operations and/or the Assets, except taxes determined or measured by the SPE's sales revenue or net income, and otherwise promptly pay and discharge expenses incurred in operations; provided, however, that Del Toro shall have the right to contest (in the courts or otherwise) the validity or amount of any taxes, assessments or charges or take other reasonable steps or proceedings to seek a reduction or readjustment prior to payment, but in no event shall Del Toro permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iii) do all other acts reasonably necessary to maintain the Assets. Del Toro, via the SPE, shall promptly provide

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Natchez Pass with a copy of all reports concerning any of the Assets and/or Real Property, and a copy of all invoices received, and receipts for payments made, for any amount due regarding the maintenance of any of the Assets and/or the Real Property.

7.5.6 **Compliance with Laws.** Del Toro, via the SPE, shall (i) apply for all necessary permits, licenses and approvals relating to operations with respect to the Assets, (ii) renew the Claims no later than July 31 of each year during the Term (and promptly provide Natchez Pass with receipts demonstrating those renewals); (iii) comply with all Laws, including Environmental Laws, (iv) notify Natchez Pass promptly of any actual or alleged substantial violations thereof, and (v) maintain records and prepare and file all reports or notices required for or as a result of operation of the Assets. Del Toro shall not be in breach of this provision if a violation has occurred in spite of Del Toro's good faith efforts to comply consistent with its standard of care under Section 7.7. If any such violation occurs, Del Toro shall cure or dispose of such violation on behalf of both Parties through performance, payment of fines and penalties, or both, and the cost thereof shall be charged to the Account (as defined below).

7.5.7 **Litigation.** Del Toro, via the SPE, shall prosecute and defend, but shall not initiate without Natchez Pass' consent, all litigation or administrative hearings by or against third parties that arise out of operation of the Assets or relate to the Real Property. Natchez Pass must approve any settlement involving payments, commitments or obligations in excess of $100,000.

7.5.8 **Insurance.** Del Toro, via the SPE, shall obtain and maintain adequate insurance for the benefit of the Parties and shall ensure that the SPE at all times while conducting operations complies fully with the applicable worker's compensation laws and purchases or provides protection for the Parties comparable to that afforded under standard form insurance policies for the following risk categories. (i) comprehensive general liability and property damage with combined limits to be determined by Del Toro, via the SPE, in its reasonable discretion; (ii) automobile insurance with combined limits to be determined by Del Toro, via the SPE, in its reasonable discretion; and (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations. The SPE shall be the primary insured, but Del Toro and Natchez Pass shall be named as additional insured parties under all such policies. Each Party shall self-insure or purchase for its own account such additional insurance coverage as it deems warranted.

7.5.9 **Limitations**. The consent of Natchez Pass is required before the SPE may (i) abandon or surrender any of the Assets, (ii) begin a liquidation or initiate wind up of operation of the Assets, or (iii) dispose of material Operating Assets necessary to achieve the purposes of this Agreement.

7.5.10 **Performance by Third Parties**. Del Toro shall have the right to carry out its responsibilities hereunder through agents, Affiliates or independent contractors, including, of course, the SPE.

7.5.11 **Assessment Work**. Del Toro, via the SPE, shall perform or cause to be performed all assessment and other work, and shall pay all governmental fees required by Law in order to maintain the Claims and sites included within the Claims. Subject to and not in lieu of its obligations under the Year 1 Work Plan, Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and Year 5 Work Plan, respectively and collectively, Del Toro, via the SPE, shall have the right to perform the assessment work required hereunder pursuant to a common plan of exploration (and continued actual occupancy of such Claims and sites shall not be required). However, Del Toro shall not be liable on account of any determination by any court or governmental agency that the work performed by the SPE does not constitute the required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the Claims, provided that the work done is pursuant to the Year 1 Work Plan, Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and/or Year 5 Work Plan, as applicable, and is performed in accordance with Del Toro's standard of care under Section 7.7. Del Toro, via the SPE, shall record with the appropriate county and file with the appropriate United States agency any and all required affidavits, notices of intent to hold, and other documents in proper form attesting to the payment of governmental fees, the performance of assessment work, or the intent to hold the Claims and sites, in each case in sufficient detail to reflect compliance with the requirements applicable to each Claim and site. Del Toro shall not be liable on account of any determination by a court or governmental agency that any such document submitted by Del Toro or the SPE does not comply with applicable requirements (provided that such document is prepared and recorded or filed in accordance with Del Toro's standard of care under Section 7.7).

7.5.12 **Relocation**. Del Toro may, through the SPE and with Natchez Pass' approval (such approval not to be unreasonably withheld), (i) locate, amend or relocate

any Claim or site, (ii) locate any fractions resulting from such amendment or relocation, (iii) apply for patents or mining leases or other forms of mineral tenure for any such Claims or sites, (iv) abandon any Claims for the purpose of locating sites or otherwise acquiring from the United States rights to the ground covered thereby, (v) abandon any unpatented sites for the purpose of locating mining claims or otherwise acquiring from the United States rights to the ground covered thereby, (vi) exchange with or convey to the United States any of the Claims for the purpose of acquiring rights to the ground covered thereby or other adjacent ground, and (vii) convert any Claims or sites into one or more leases or other forms of mineral tenure pursuant to any Law hereafter enacted.

7.5.13 **Books and Records**. Del Toro, through the SPE, shall keep and maintain accurate accounting and financial records.

7.5.14 **Environmental Compliance Plan**. Del Toro, through the SPE, shall prepare an Environmental Compliance plan for all operations consistent with applicable Laws or contractual obligations, and shall include in each work plan and budget sufficient funding to implement the Environmental Compliance plan and to satisfy the financial assurance requirements of applicable Laws or contractual obligations pertaining to Environmental Compliance. To the extent practical, the Environmental Compliance plan shall incorporate concurrent reclamation of Real Property disturbed by operation of the Claims.

7.5.15 **Continuing Obligations**. Del Toro, via the SPE, shall undertake Continuing Obligations when and as economically feasible and appropriate, whether before or after termination of the endeavor set forth in this Agreement. As part of each work plan and budget, Del Toro shall specify the measures to be taken for performance of Continuing Obligations and the approximate cost of such measures, and shall describe the efforts undertaken or planned by the SPE to discharge all Continuing Obligations.

7.5.16 **Additional Obligations**. Del Toro shall undertake all other activities reasonably necessary to fulfill the foregoing, and to implement the policies, objectives, procedures, methods and actions referenced in this Agreement.

7.6 **Payments by Del Toro**. Up to the maximum of each respective approved work plan, Del Toro shall be solely liable and responsible for any and all costs of performing and complying with each said work plan. Subject to Del Toro's superpriority recovery and

recoupment rights hereunder, proceeds from production shall be distributed pursuant to Section 8.2.

7.7 **Standard of Care**. Del Toro shall discharge its duties under this Agreement and conduct all operations and activities on the Assets through the SPE in a good, workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with Laws and with the material terms and provisions of leases, licenses, patents, permits, contracts and other agreements pertaining to the Assets. Del Toro shall not be liable to Natchez Pass for any act or omission resulting in damage or loss, except to the extent caused by or attributable to Del Toro's breach of the foregoing standard of care, willful misconduct or gross negligence.

7.8 **Transactions with Affiliates.** If Del Toro or the SPE engage one or more Affiliates to provide services hereunder, it shall do so on terms equal to or about the same as would exist in an arms-length transaction with unrelated Persons.

7.9 **Operations Indemnity**. In addition to and not in substitution for or in lieu of any other indemnities contained in this Agreement, and up to the maximum budget for each respective approved work plan, Del Toro, via the SPE, shall pay and be liable and responsible for any and all costs and expenses (including legal and other professional and consulting fees and costs) incurred after the Effective Date in connection with the Permitted Uses, and shall indemnify, defend and hold harmless Natchez Pass from any and all claims, demands, liens, charges, actions, causes of action, suits, proceedings, costs and expenses suffered or incurred by Natchez Pass arising out of, in connection with or relating to the Permitted Uses and/or operation of or with respect to the Assets. For purposes of clarity, all such costs and expenses shall be deducted from the funds allocated for the approved work plan(s) then in effect.

7.10 **Sale of Assets and/or Real Property**. The Assets shall not be sold for less than $5,000,000 in cash without the consent of both Parties. However, Natchez Pass does hereby appoint Del Toro as Natchez Pass' attorney-in-fact for the limited purpose of executing such transfer documents as are necessary to sell the Assets and/or Real Property for an all-cash amount $5,000,000 or more after the Effective Date (which appointment is coupled with an interest and is irrevocable with full power of substitution and delegation).

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8. **DISPOSITION OF PRODUCTION**

8.1 **Del Toro's Duty to Market and Sell.** Del Toro shall use its best efforts to produce, market and sell the Products on commercially reasonable terms and conditions, and at commercially reasonable prices.

8.2 **Shares of Proceeds.** Unless and until Del Toro acquires additional interest in the Assets under the option granted to it in the Partial Purchase Option Agreement through which Del Toro acquired its present, 20% interest in the Assets, the Parties shall – after Del Toro's superpriority recovery of all funds required to pay or refinance the Reclamation Bond, pay the Thompson Debt, pay the NPI debt, and all sums paid under the Partial Purchase Option Agreement (excluding the $500,000 paid under Section 2.1 thereof, the Option Payment, and the Extension Payments, if and as applicable, as those terms are defined in the Partial Purchase Option Agreement) and/or advanced hereunder for approved work plans – share in the SPE's Net Proceeds (as defined below) of production of the Products as follows (each singly a "**Participating Interest**"):

Del Toro	20%
Natchez Pass	80%
Total	100%

To the extent Natchez Pass elects not to take its Participating Interest in-kind pursuant to Section 8.4 below, Del Toro, within 30 days after the close of each calendar quarter, shall cause the SPE to pay to Natchez Pass Natchez Pass' Participating Interest from said quarter.

8.3 **Net Proceeds.** The term "**Net Proceeds**" means the gross revenue resulting from Product sales, less the aggregate of (i) all Production Expenses (defined below), including any expenses paid and/or incurred pursuant to a work plan approved by the Parties, to the extent any remain unpaid or unreimbursed, (ii) any direct sales transaction costs, including commissions and other sales fees, (iii) taxes paid or accrued by reason of the sale of Products, excluding any and all federal, state and local taxes payable by either Party on its income, (iv) reserves reasonably established by Del Toro or the SPE for emergency, unexpected or unanticipated contingencies, and (v) other costs associated with the production, sales or other

disposition of the Products, whether similar or dissimilar to the foregoing.

8.4 **Taking in-kind.** Each Party may take in-kind or separately dispose of its share of all Products in proportion to its Participating Interest. Any extra expenditure incurred in the taking in-kind or separate disposition by either Party of its proportionate share of Products shall be borne by such Party. Nothing in this Agreement shall be construed as providing, directly or indirectly, for any joint or cooperative marketing or selling of Products or the permitting of the processing of Products owned by any third party at any processing facilities constructed by the Parties pursuant to this Agreement. Del Toro shall give Notice in advance of the anticipated delivery date upon which Products will be available. Each Party shall report promptly to the other the prices it receives for its share of Products.

8.5 **Delegation of Authority to Sell Products Taken in Kind.** Unless Natchez Pass expressly notifies Del Toro that Natchez Pass will sell its share of Products, Natchez Pass will be deemed to have authorized Del Toro to sell to third parties Natchez Pass' share of Products.

8.6 **Hedging.** Neither Party shall have any obligation to account to the other Party for, nor shall have any interest or right of participation in any profits or proceeds from, nor have any obligation to share in any losses from, futures contracts, forward sales, trading in puts, calls, options or any similar hedging, price protection or marketing mechanism employed by a Party with respect to its proportionate share of any Products.

9. ACCOUNTING AND REPORTING PROCEDURES

9.1 **General Accounting Records.** Del Toro shall consistently maintain cost accounting records. Cost accounting records maintained under these accounting procedures, including general ledgers, supporting and subsidiary journals, invoices, checks and other customary documentation, shall provide a record of revenues and expenditures and periodic statements of financial position, and the results of operations, for managerial, tax, regulatory and other financial, regulatory, and legal reporting purposes related to the joint endeavor contemplated by this Agreement. Such records shall be retained for the duration of the longer of the period allowed the Parties for audit or the period necessary to comply with tax and other regulatory requirements. The records shall reflect all obligations, advances and credits of the Parties.

9.2 **Cash Management Accounts**. Del Toro shall maintain one or more separate cash management accounts in the SPE's name for the payment of all expenses and the deposit of all cash receipts for operation of the Assets (collectively, the "**Account**"). Neither Party nor the SPE more generally shall commingle the Account with any other account, and Del Toro shall promptly provide Natchez Pass with access to any and all Account records if Natchez Pass hereafter so requests.

9.3 **Charges to Account**. Subject to the limitations hereinafter set forth, the Account shall be debited for the following expenses, which shall all be expended under an approved work plan, if ever (collectively, the "**Production Expenses**").

9.3.1 All Asset and Real Property holding costs, including governmental fees, filing fees, license fees, costs of permits and assessment work, delay rentals, production royalties, including any and all required advances, and all other payments made by Del Toro or the SPE which are necessary to acquire or maintain title to the Assets;

9.3.2 Salaries and wages of SPE's employees directly engaged in operation of the Assets, including salaries or wages of employees who are temporarily assigned to and directly employed at the Assets;

9.3.3 SPE's cost of holiday, vacation, sickness and disability benefits, and other customary allowances applicable to the salaries and wages chargeable under Section 9.3.2. Such costs may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages;

9.3.4 SPE's actual cost of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus (except production or incentive bonus plans under a union contract based on actual rates of production, cost savings and other production factors, and similar non-union bonus plans customary in the industry or necessary to attract competent employees, which bonus payments shall be considered salaries and wages under Section 9.3.2 rather than payments under an employee benefit plan) and other benefit plans of a like nature applicable to salaries and wages chargeable under Section 9.3.2, provided that the plans are limited to the extent feasible to those customary in the industry;

9.3.5 Cost of assessments imposed by governmental authority that are applicable to salaries and wages chargeable under Section 9.3.2, including all penalties except those resulting from the willful misconduct or gross negligence of Del Toro;

9.3.6 The cost of materials, equipment and supplies (collectively, "**Material**") purchased from non-Affiliates or furnished by Del Toro; provided that Del Toro shall (i) purchase or furnish only so much Material as may be required for immediate use in efficient and economical operation of the Assets, and (ii) maintain inventory levels of Material at reasonable levels to avoid unnecessary accumulation of surplus stock, disruption of operations, or additional costs due to predictable supply needs on an exigent procurement basis;

9.3.7 The actual cost of procuring, operating, supplying, maintaining, repairing, servicing and insuring the machinery, equipment, facilities and improvements to the Real Property that are owned by Del Toro or licensed by Del Toro from any third party (including an Affiliate of Natchez Pass) and used in operations or to provide support or utility services to operations ("**Operating Assets**"), which will be charged at rates commensurate with the actual costs of ownership and operation of such machinery, equipment and facilities; provided that such rates shall (i) include costs of maintenance, repairs, supplies, and other operating expenses, insurance, taxes, depreciation and interest at a rate not to exceed 7.0% *per annum*, and (ii) not exceed the average commercial rates currently prevailing in Fershing County, Nevada;

9.3.8 Reasonable transportation costs incurred in connection with the transportation of employees and Material necessary for operations;

9.3.9 The cost of contract services and utilities procured from outside sources. If Del Toro, Natchez Pass, or an Affiliate of either, performs contract services, the cost charged to the Account shall not be greater than that for which comparable services and utilities are available in the open market within the vicinity of operations.

9.3.10 Net premiums paid for insurance for Operations for the protection of the Parties; provided that, when Operations are conducted in an area where Del Toro or the SPE may self-insure for Worker's Compensation and/or Employer's Liability under state law, Del Toro may include such risks in its self-insurance program and shall charge its

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costs of self-insuring such risks to the Account provided that such charges shall not exceed published statutory rates;

9.3.11 All costs in excess of insurance proceeds necessary to repair or replace damage or losses to any of the Operating Assets, to the extent such damage or loss results from any cause other than the willful misconduct or gross negligence of Del Toro; provided that Del Toro shall furnish Natchez Pass with written notice of such damage(s) and/or loss(es) as soon as practicable after Del Toro has knowledge thereof;

9.3.12 All legal and regulatory costs and expenses incurred in or resulting from operation of, recovery from, or which are necessary to protect, the Assets, including costs of title investigation and title curative services; provided that all attorneys' fees and other legal costs to handle, investigate and settle litigation or claims, and amounts paid in settlement of such litigation or claims in excess of $100,000 *per annum* shall not be charged to the Account unless previously approved by Natchez Pass;

9.3.13 All taxes, assessments and like charges on operation of the Assets and/or the Operating Assets which have been paid by Del Toro or the SPE; provided, however, that each Party shall be separately responsible for taxes determined or measured by a Party's sales revenue or net income;

9.3.14 A monthly sum for each phase of operations as provided below, which shall be a liquidated amount to reimburse the manager of the SPE, as applicable, for its office overhead and general and administrative expenses to conduct each phase of operations, and which shall be in lieu of any management fee or tax based on production of Products (the "**Administrative Charges**"). $500 per month for operations conducted under the Year 1 Work Plan, Year 2 Work Plan, Year 3 Work Plan, Year 4 Work Plan, and Year 5 Work Plan.

9.3.15 Administrative supervision, which includes all services rendered by managers and department supervisors for operation of the Assets;

9.3.16 Accounting, data processing, personnel administration, billing and record keeping in accordance with governmental regulations and the provisions of this Agreement, and preparation of reports;

9.3.17 Rentals and other charges for office and records storage space, telephone service, office equipment and supplies;

9.3.18 Costs of reasonably anticipated Environmental Compliance, which shall be determined by Del Toro or the SPE in an amount sufficient to establish an Environmental Compliance fund for payment of ongoing Environmental Compliance obligations conducted during operations and which will aggregate the reasonably anticipated costs of mine closure, post-operations Environmental Compliance and Continuing Obligations; and

9.3.19 Any reasonable direct expenditure, other than expenditures that are covered by the foregoing provisions, incurred by Del Toro or the SPE for the necessary and proper operation of the Assets.

9.4 **Resignation; Deemed Offer to Resign.** Del Toro may resign as manager of the joint endeavor memorialized herein upon not less than 1 month of prior Notice to Natchez Pass, in which case Natchez Pass may assume all management duties by Notice to Del Toro within 30 days after receipt of the Notice of resignation. Del Toro shall be deemed to have resigned upon the occurrence of any of the following.

9.4.1 Del Toro or the SPE fails to pay and account to Natchez Pass for any amount due hereunder, including payment and delivery of Natchez Pass' share of Net Proceeds;

9.4.2 Except for conditions of force majeure and monetary payments owed to Natchez Pass, Del Toro or the SPE fails to perform a material obligation imposed upon it under this Agreement or the SPE's operating agreement, and such failure continues for a period of 60 days after Notice from Natchez Pass demanding performance;

9.4.3 Del Toro or the SPE fails to pay or contest in good faith its bills and debts hereunder as such obligations become due;

9.4.4 Occurrence of an event of Involuntary Withdrawal with respect to Del Toro; or

9.4.5 A judgment, decree or order for relief is entered against Del Toro or the SPE that materially affects the ability of either to perform its respective duties and obligations hereunder.

10. TERMINATION

10.1 **Termination for Del Toro's Material Default.** Natchez Pass may terminate this Agreement by giving Del Toro 60 days of Notice of termination if Del Toro defaults in the performance of any or all of its material duties and obligations hereunder. Del Toro shall not be considered in default of its obligations unless Natchez Pass provides Notice of such default and Del Toro has not remedied such default, to the reasonable satisfaction of Natchez Pass, within 60 days after the effective date of such Notice of default.

10.2 **Winding Up on Expiration or Termination.** The Assets shall not be developed, worked or otherwise exploited by either Party absent the effectiveness of this or a replacement joint operation agreement between the Parties (or their respective successors, as and when applicable).

Absent an express agreement by the Parties otherwise, the terminating Party shall take all actions necessary to wind up the activities undertaken pursuant to this Agreement. All costs and expenses actually incurred by the terminating Party in connection with any such termination and winding up activities shall be expenses chargeable to the Account.

10.3 **Continuing Authority.** On termination of this Agreement, or the deemed withdrawal of either Party pursuant to the provisions of this Agreement, the terminating or non-withdrawing Party, as the case may be, shall have the power and authority to do all things on behalf of both Parties which are reasonably necessary or convenient to (i) wind up operations, and (ii) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or withdrawal, if the transaction or obligation arises out of operations prior to such termination or withdrawal. The Party winding up operations shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of both Parties, encumber assets, and take any and every other reasonable action in any matter with respect to which the former Party continues to have, or appears or are alleged to have, a common interest or a common liability.

11. TRANSFER; PREEMPTIVE RIGHTS

11.1 **General.** A Party shall have the right to Transfer to a third party an interest in its Participating Interest, including an interest in this Agreement, solely as provided for in this Section 11.

11.2 **Limitations on Free Transferability.** Any Transfer by either Party under Section 11.1 shall be subject to the following limitations.

11.2.1 Neither Party shall Transfer any interest in this Agreement (including any royalties, fees, profits, or other interest in the Products), except in conjunction with the Transfer of part or all of its Participating Interest;

11.2.2 No transferee of all or any part of a Party's Participating Interest shall have the rights of a Party unless and until the transferring Party has provided to the other Party Notice of the Transfer, and, except as provided in Sections 11.2.6 and 11.2.7, the transferee, as of the effective date of the Transfer, has committed in writing to assume and be bound by this Agreement to the same extent as the transferring Party;

11.2.3 Neither Party shall make a Transfer that shall violate any Laws, or result in the cancellation of any permits, claims, leases, licenses, or other authorizations;

11.2.4 No Transfer permitted by this Section 11 shall relieve the transferring Party of its share of any liability, whether accruing before or after such Transfer, that arises out of operations conducted prior to such Transfer or exists on the effective date of such Transfer;

11.2.5 If a Transfer of less than all of a Participating Interest occurs, the transferring Party and its transferee shall act and be treated as one Party by notifying the non-transferring Party of their designated agent to act on their behalf with respect to all matters pertaining to this Agreement (provided that the transferring Party and its transferee may change the agent by giving Notice to the other Party, but such replacement must be one of

them);

11.2.6 If the Transfer results from the grant of an Encumbrance in a Participating Interest to secure a loan or other indebtedness of either Party in a bona fide transaction, such Encumbrance shall be granted only in connection with such Party's financing payment or performance of that Party's obligations under this Agreement and shall be subject to the terms of this Agreement and the rights and interests hereunder of the other Party. Any such Encumbrance shall be further subject to the condition that the holder of such Encumbrance ("**Secured Party**") first enter into a written agreement with the other Party in form satisfactory to the other Party, acting reasonably, that binds the Secured Party, to the effect that (i) the Secured Party shall not enter into possession or institute any proceedings for foreclosure or partition of the encumbering Party's Participating Interest and that such Encumbrance shall be subject to the provisions of this Agreement, (ii) the Secured Party's remedies under the Encumbrance shall be limited to the sale of the whole (but only of the whole) of the encumbering Party's Participating Interest to the other Party or, failing such a sale, at a public auction to be held at least ten 10 days after prior Notice to the other Party, such sale to be subject to the purchaser entering into a written agreement with the other Party (whereby such purchaser assumes all obligations of the encumbering Party under the terms of this Agreement); provided that the price of any preemptive sale to the other Party shall be the remaining principal amount of the loan plus accrued interest and related expenses, and such preemptive sale shall occur within 60 days of the Secured Party's Notice to the other Party of its intent to sell the encumbering Party's Participating Interest. Failure of a sale to the other Party to close by the end of such period, unless failure is caused by the encumbering Party or by the Secured Party, shall permit the Secured Party to sell the encumbering Party's Participating Interest at a public sale, and (iii) the charge shall be subordinate to any then-existing debt encumbering the transferring Party's Participating Interest;

11.2.7 If a sale or other commitment or disposition of Products or proceeds from the sale of Products by either Party upon distribution to it creates in a third party a security interest by Encumbrance in Products or proceeds therefrom prior to such distribution, such sale, commitment or disposition shall be subject to the terms and conditions of this Agreement.

11.3 **Preemptive Right**. Any Transfer by either Party under Section 11.1 and any Transfer by an Affiliate of control of either Party shall be subject to a preemptive right of the

other Party as described below.

11.3.1 If either Party intends to Transfer all or any part of its Participating Interest, or an Affiliate of either Party intends to Transfer control of such Party (**"Transferring Entity"**), such Party shall promptly notify the other Party of such intent. The Notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the offer or the contract for sale. If the consideration for the intended transfer is, in whole or in part, other than monetary, the Notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the non-monetary consideration and stated in terms of cash or currency).

11.3.2 The other Party shall have 90 days from the date such Notice is received to notify the Transferring Entity whether it elects to acquire the offered interest at the same price (or its monetary equivalent in cash or currency) and on the same terms and conditions as set forth in the Notice. If it does so elect, the acquisition by the other Party shall be consummated promptly after Notice of such election is delivered.

11.3.3 If the other Party fails to exercise its priority right to purchase within the period provided for above, the Transferring Entity shall have 180 days following the expiration of such period to consummate the Transfer to the third party at a price and on terms no less favorable to the Transferring Entity than those offered. If the Transferring Entity fails to consummate the Transfer to a third party within the period set forth above, the other Party's preemptive right in such offered interest shall be deemed to be revived. Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this subsection.

11.3.4 These procedures shall not apply to the (i) Transfer by either Party of all or any part of its Participating Interest to an Affiliate; pursuant to an incorporation, or corporate or company consolidation or reorganization of a Party by which the surviving entity shall possess substantially all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Party; or corporate or company merger or amalgamation by which the surviving entity or amalgamated company shall possess all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Party, (ii) subject to Subsection 11.2.6 of this Agreement, the grant by either Party of a security interest in its Participating Interest by

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Encumbrance, (iii) the creation by any Affiliate of either Party of an Encumbrance affecting its Control of such Party, (iv) a sale or other commitment or disposition of Products or proceeds from sale of Products by either Party upon distribution to it pursuant to this Agreement, or (v) failure of a Party's Affiliate to comply with this Section 11, which shall be a breach by such Party of this Agreement.

12. **DISPUTES**

12.1 **Governing Law**. This Agreement shall be governed by and interpreted in accordance with the laws of Nevada, without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

12.2 **Venue & Forum**. The location for any action for injunctive or other equitable relief shall be a state court in Carson City, Nevada.

12.3 **Arbitration**. Except as specifically provided in Section 12.2 above for injunctive or other equitable relief, any and every controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or alleged breach of this Agreement shall be submitted by either Party to binding arbitration to be held in Carson City, Nevada by Judicial Arbitration & Mediation Services, Inc. ("**J.A.M.S.**"), or, if J.A.M.S. is not available, by a similar private arbitration service the Parties agree upon that also employs retired judges, and shall be conducted in accordance with the rules then in effect with J.A.M.S. or the alternate private arbitration service. The Parties shall agree on a retired judge from the J.A.M.S. panel or the panel of the alternate service, who has substantial experience in commercial transactions and in interpreting agreements substantially similar hereto. If the Parties are unable to agree, J.A.M.S. or the alternative service shall be requested to provide a list of three available judges and each Party may strike one. The remaining judge will serve as the arbitrator.

Any Party seeking to invoke the provisions of this Section 12.3 shall transmit a written demand for arbitration to the other Party (the "**Written Demand**") pursuant to the mechanism for giving notice specified in this Agreement. The Written Demand shall set forth the nature of the dispute, the amount involved and the remedy sought. In the arbitration proceeding, the Nevada Rules of Evidence shall govern; and the Parties shall be entitled to conduct discovery in accordance with Nevada's Code of Civil Procedure, except that the arbitrator shall have the

authority to limit the nature and scope of discovery. The arbitrator will schedule a pre-hearing conference to reach agreement on procedural matters and discovery, arrange for the exchange of information, obtain stipulations, and attempt to narrow the issues. The arbitrator shall issue a final decision in the arbitration controversy no later than sixty (60) calendar days after a Party has sent a Written Demand, unless the arbitrator extends such deadline for good cause. The decision of the arbitrator shall contain a written statement of reasons and support. The decision of the arbitrator shall be final and shall be entered in the venue and forum identified above in Section 12.2.

Under no circumstances may the arbitrator amend the terms of this Agreement, make any award of punitive damages or consequential damages that were not reasonably foreseeable by the Parties on the Effective Date, or otherwise act in derogation of the clear intent of the Parties as expressed herein. Nothing in this Section 12.3 shall be construed to limit the right of either Party to seek injunctive or other equitable relief from the forum and in the venue specified in Section 12.2 above. If any provision of this Section 12.3 shall be determined to be unlawful, void or unenforceable, it shall be deemed severable from and shall not affect the validity or enforceability of the remaining provisions of this Section 12.3.

12.4 **Fees and Costs.** All disputes arising under or in connection with this Agreement that cannot be resolved by agreement between the Parties shall be resolved by arbitration in accordance with Nevada law and all other applicable Laws. If any arbitration – or legal action for injunctive or other equitable relief – is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the substantially prevailing Party shall be entitled to recover reasonable attorneys' and expert witnesses' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

13. CONFIDENTIALITY, USE AND DISCLOSURE OF INFORMATION

13.1 **Business Information.** The Parties shall jointly own all Business Information concerning the relationship set forth in this Agreement, as their Participating Interests are determined pursuant to this Agreement. Except as provided in Sections 13.3 and 13.4, or with the prior written consent of the other Party, each Party shall keep confidential and not disclose to any third party or the public any portion of the Business Information that constitutes Confidential Information.

13.2 **Party Information.** In performing its obligations under this Agreement, neither Party shall be obligated to disclose any of its Party Information to the other Party. If a Party elects to disclose its Party Information in performing hereunder, such Party Information, together with all improvements, enhancements, refinements and incremental additions to such Party Information that are developed, conceived, originated or obtained by the disclosing Party in its performance hereunder ("**Enhancements**"), shall be owned exclusively by the disclosing Party (so long as said Party originally developed, conceived, originated or obtained such Party Information and/or Enhancements, as the case may be). Each Party may use and enjoy the benefits of either Party's disclosed Party Information and Enhancements thereto in the conduct of its performance hereunder, but the Party that did not originally develop, conceive, originate or obtain such Party Information may not use such Party Information or Enhancements thereto for any other purpose. Except as provided in Section 13.4, or with the prior written consent of the other Party, which consent may be withheld in such Party's sole discretion, each Party shall keep confidential and not disclose to any third party or the public any portion of any of the other Party's Party Information or Enhancements thereto that constitute Confidential Information.

13.3 **Permitted Disclosure of Confidential Business Information.** Either Party may disclose Business Information that is Confidential Information (i) to a Party's managers, members, officers, directors, partners, employees, Affiliates, shareholders, agents, attorneys, accountants, consultants, contractors, subcontractors or advisors, for the sole purpose of such Party's performance of its obligations under this Agreement, (ii) to any bona fide potential transferee to whom the disclosing Party contemplates a Transfer of all or any part of its Participating Interest, for the sole purpose of evaluating the proposed Transfer, (iii) to any actual or potential lender, underwriter or investor for the sole purpose of evaluating whether to make a loan to or investment in the disclosing Party, or (iv) to a third party with whom the disclosing Party contemplates any independent business activity or operation. The Party disclosing Confidential Information pursuant to this Section 13.3, shall disclose such Confidential Information only to those parties who have a bona fide need to have access to such Confidential Information for the purpose for which disclosure to such parties is permitted under this Section 13.3 and who have agreed in writing supplied to, and enforceable by, the other Party to protect the Confidential Information from further disclosure, to use such Confidential Information solely for such purpose and otherwise to be bound by the provisions of this Section 13. Such writing shall not preclude parties described in Section 13.3(ii) from

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discussing and completing a Transfer with the other Party. The Party disclosing Confidential Information shall be responsible and liable for any use or disclosure of the Confidential Information by such parties in violation of this Agreement and such other writing.

13.4 Disclosure Required By Law. Notwithstanding anything to the contrary contained in this Section 13, a Party may disclose any Confidential Information if, in the opinion of the disclosing Party's legal counsel, (i) such disclosure is legally required to be made in a judicial, administrative or governmental proceeding pursuant to a valid subpoena or other applicable order, or (ii) such disclosure is legally required pursuant to the rules or regulations of a stock exchange or similar trading market applicable to the disclosing Party. Prior to any disclosure of Confidential Information under this Section 13.4, the disclosing Party shall give the other Party at least 10 days of prior Notice (unless another time period is required by such rules, regulations or proceeding) and, in making such disclosure, the disclosing Party shall disclose only that portion of Confidential Information required to be disclosed and shall take all reasonable steps to preserve the confidentiality thereof, including obtaining protective orders and supporting the other Party's intervention in any such proceeding.

13.5 Public Announcements. Prior to making or issuing any press release or other public announcement or disclosure of Business Information that concerns the Assets or Real Property (and which may never contain any Confidential Information), Natchez Pass shall first consult with Del Toro as to the content and timing of such announcement or disclosure.

14. INDEMNIFICATION

14.1 Indemnities / Limitation of Liability. Each Party shall indemnify, defend and hold harmless the other Party, its managers, members, directors, officers, employees, agents and attorneys-in-fact, or Affiliates (collectively, "**Indemnified Party**") from and against the entire amount of any Material Loss. A "**Material Loss**" means all costs, expenses, damages, fines, penalties or liabilities, including attorneys' fees and other costs of litigation (either threatened or pending) arising out of or based on a breach by a Party ("**Indemnifying Party**") of any representation, warranty or covenant contained in this Agreement. A Material Loss shall not be deemed to have occurred until, in the aggregate, an Indemnified Party incurs losses, costs, damages or liabilities in excess of $10,000 (the "**Indemnification Threshold**") relating to breaches of warranties, representations and covenants contained in this Agreement. Once the Indemnification Threshold is reached, the Indemnifying Party shall be liable for the entire

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amount of the Material Loss.

14.2 **Indemnification Procedure.** If any claim or demand is asserted against an Indemnified Party in respect of which such Indemnified Party may be entitled to indemnification under this Agreement, written Notice of such claim or demand shall promptly be given to the Indemnifying Party. The Indemnifying Party shall have the right, but not the obligation, by notifying the Indemnified Party within 30 days after its receipt of the Notice of the claim or demand, to assume the entire control of (subject to the right of the Indemnified Party to participate, at the Indemnified Party's expense and with counsel of the Indemnified Party's choice), the defense, compromise, or settlement of the matter, including, at the Indemnifying Party's expense, employment of counsel of the Indemnifying Party's choice. Any damages to the assets or business of the Indemnified Party caused by a failure by the Indemnifying Party to defend, compromise, or settle a claim or demand in a reasonable and expeditious manner requested by the Indemnified Party, after the Indemnifying Party has given Notice that it will assume control of the defense, compromise, or settlement of the matter, shall be included in the damages for which the Indemnifying Party shall be obligated to indemnify the Indemnified Party. Any settlement or compromise of a matter by the Indemnifying Party shall include a full release of claims against the Indemnified Party that have arisen out of the indemnified claim or demand.

15. **MISCELLANEOUS PROVISIONS**

15.1 **Notice.** Notices shall be effective (i) 3 business days after being deposited in the United States mail, with sufficient first-class postage and fees prepaid, (ii) the next business day if sent by Federal Express, United Parcel Service, or other comparable overnight courier service, for overnight delivery, all charges prepaid or charged to the sender, (iii) the date of recipient's actual receipt, if personally delivered to the recipient, or (iv) if sent by fax, and such transmission is confirmed by a fax delivery confirmation receipt generated by the sender's fax machine in the ordinary course of business, effective the date of such receipt if received before 5:00 P.M. on a business day, but otherwise effective on the next business day.

15.2 **Gender and Number**. The singular shall include the plural, and the plural the singular wherever the context so requires, and the masculine, the feminine, and the neuter genders shall be mutually inclusive.

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15.3 **Currency**. All references to "**dollars**" or "**$**" herein means lawful currency of the United States of America.

15.4 **Headings**. The subject headings of Sections are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

15.5 **Waiver**. The failure of either Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Party's right thereafter to enforce any provision or exercise any right.

15.6 **Modification**. No change, amendment or other modification of this Agreement shall be valid unless made in writing and duly executed by both Parties.

15.7 **Force Majeure**. The obligations of a Party shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Party to grant); acts of nature; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct operations beyond the reasonable expectations of the Party seeking the approval or authorization; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transNatchez Passs of materials, parts, supplies, services or equipment, or by contractors' or subcontractors' shortages of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups, or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing. The affected Party shall promptly give Notice to the other Party of the suspension of performance, stating therein the nature of

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the suspension, the reasons therefor, and the expected duration thereof. The affected Party shall resume performance as soon as reasonably possible.

15.8 **Rule Against Perpetuities.** The Parties do not intend to violate the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule. Accordingly, if any right or option to acquire any interest in the Assets and/or the Real Property, in a Participating Interest, or in any assets exists under this Agreement, such right or option must be exercised, if at all, so as to vest within the time period(s) permitted by applicable rules. If, however, any such violation should inadvertently occur, a court shall reform that provision in such a way as to approximate most closely the intent of the Parties within the limits permissible under such rules.

15.9 **Further Assurances.** Each of the Parties shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement or as may be reasonably required by lenders in connection with project financing.

15.10 **Entire Agreement; Successors and Assigns.** This Agreement contains the entire understanding of the Parties and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof. This Agreement shall (and does) bind and inure to the benefit of the respective successors and permitted assigns of the Parties.

15.11 **Recording & Disclosure.** This Agreement may be recorded, and its terms disclosed, by either Party.

15.12 **Counterparts.** This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of both Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

15.13 **No Third Party Beneficiaries.** This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors, transferees and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement as a third party beneficiary or otherwise.

15.14 **Including; Disjunctive / Conjunctive.** The term "**including**" means "including, without limitation." Usage of "**and/or**" means both the conjunctive and disjunctive and is intended for expansive interpretation and not to limit the options available to each Party affected thereby.

15.15 **Miscellaneous.** This Agreement's time periods shall be computed by excluding the first day and including the last. Except if otherwise specifically noted, all periods referencing days shall be measured by calendar days, and, if the last day in a given period falls on a weekend or legal holiday, then the last day thereof shall be the next business day thereafter. Except as may otherwise be specified herein, no action by a Party against another for breach hereof is limited to breach of contract remedies.

15.16 **INDEPENDENT INVESTIGATION.** EACH PARTY HAS: INDEPENDENTLY EVALUATED THE DESIRABILITY OF ENTERING INTO THIS AGREEMENT AND IS NOT RELYING ON ANY REPRESENTATION, GUARANTEE OR STATEMENT NOT SET FORTH HEREIN; AND HAS BEEN AFFORDED THE OPPORTUNITY TO SEEK LEGAL COUNSEL WITH REGARD TO ITS RIGHTS AND OBLIGATIONS AND HAS CONSULTED OR REFUSED SUCH COUNSEL, AND ACCORDINGLY NEGOTIATED THIS AGREEMENT.

The Parties have each executed this Agreement by duly authorized representative and each Party hereby acknowledges that it understands and is bound by this Agreement.

NATCHEZ PASS LLC	Del Toro SILVER CORP.
[signature]	[signature]
By: Matthew Freeny	By: Greg Painter
Its: Manager	Its: President

Schedule A

Year 1 Work Plan

Year 1 Work Plan

1. Obtain all insurances and operating permits and pay associated fees, deposits, and administrative costs necessary to cover activities during this phase of the operation. **Estimated cost- $60k**

2. Set up pilot mill with consistent water supply to facilitate placer sampling program. Retain services of mill engineer (Harvey Bell) and mechanic (Larry Miller) to put main mill into operating condition and run "bulk sample" for shakedown and video presentation. Mobilize back hoe, dump truck and other necessary equipment to site. **Estimated cost- $40k.**

3. Construct new detailed maps for claims, improvements and geological features and incorporate Google Earth presentation for use in presentations and placer mine planning. Design placer test plan with budget for a sample whole grid over entire placer area including projected depths and volumes of dirt to be tested. **Estimated cost- $10k**

4. Research and consolidate all historical documentation on mine. Acquire all available reports from Macilvane, Rock Solid, Geodesy, Joe Karnes and any other previous operators. Retain qualified 43-101 consulting geologist. Survey and map underground workings of two known levels. Conduct underground sampling program with geologist and record all sampling data on maps. Incorporate any data obtained into this mapping program. **Estimated cost- $20k**

5. Compile all data from above into informational package based on 43-101 guidelines. Incorporate information into Del Toro web site for dissemination to prospective purchasers. Circulate to known financing and pubco contacts. **Estimated cost- $20k**

Schedule B

SPE Operating Agreement

OPERATING AGREEMENT

OF

______ LLC

A Nevada Limited-liability Company

THE MEMBERSHIP INTERESTS DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION AND QUALIFICATION PROVISIONS OF THOSE LAWS. SUCH MEMBERSHIP INTERESTS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE MEMBERSHIP INTERESTS DESCRIBED HEREIN IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

OPERATING AGREEMENT

OF

______ LLC

This operating agreement (this "**Agreement**") is entered into as of ______________ ___, 2012 (the "**Effective Date**") by Natchez Pass LLC, a Nevada domestic limited-liability company ("**Natchez**"), Del Toro Silver Corp., a Nevada domestic corporation ("**Del Toro**"), and the Manager identified in **Section 2.8** below (whether one or more, hereinafter referred to as the "**Manager**"), with respect to ______ LLC ("**Company**"). Natchez and Del Toro may sometimes be referred to hereinafter collectively as the "**Initial Members**" and singly as an "**Initial Member**." The Members and the Manager may be sometimes collectively referred to hereinafter as the "**Parties**" and individually as a "**Party**."

A. ______ LLC is a Nevada domestic limited-liability company organized on the Effective Date under and pursuant to Chapter 86 of the Nevada Revised Statutes ("**Act**").

B. The Parties enter into this Agreement in order to provide for the Company's governance and the conduct of its business, and to specify the Parties' relative rights and obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises and covenants set forth below, the Parties, each intending to be legally bound, hereby covenant and agree as follows.

1. DEFINITIONS. The following capitalized terms used in this Agreement shall have the meanings specified in this article or elsewhere in this Agreement.

1.1 "**Affiliate**" of a Member means any Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with a Member. The term "**control**" (including the terms "**controlled by**" and "**under common control with**") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through membership, ownership of voting

securities, contract, or otherwise.

1.2 **"Articles of Organization"** is defined in the Act, as applied to this Company.

1.3 **"Assignee"** means a Person that has acquired a Member's Economic Interest in the Company by way of a Transfer permitted under this Agreement, but that has not become a Member.

1.4 **"Assigning Member"** means a Member that, by means of a Transfer has transferred an Economic Interest in the Company to an Assignee.

1.5 **"Capital Account"** means the individual Capital Account that shall be maintained for each Member and shall consist of that Member's Capital Contribution, as (i) increased by that Member's share of Profits, (ii) decreased by that Member's share of Losses, (iii) decreased by the amount of withdrawals and distributions, and (iv) adjusted as required in accordance with applicable provisions of the Code and Regulations (both terms as defined herein).

1.6 **"Capital Contribution"** means, with respect to any Member, the amount of money and/or the Fair Market Value of other assets and/or the agreed value of services contributed to the Company (as a Capital Contribution), whether as an initial contribution or an additional contribution required by this Agreement, in consideration of the Membership Interest held by such Member. Loans to the Company shall not be deemed Capital Contributions.

1.7 **"Capital Event"** means a sale or disposition of any of the Company's capital assets, the receipt of insurance and other proceeds derived from the involuntary conversion of Company property, the receipt of proceeds from a refinancing of Company property, or a similar event with respect to Company property or assets.

1.8 **"Claims"** means the third-party mining claims described in this Agreement's **Appendix A**, and any and all rights, duties, obligations, and other items incidental and/or ancillary thereto.

1.9 **"Code"** or **"IRC"** means the Internal Revenue Code of 1986, as amended from time to time, and any and all successor acts or provisions.

1.10 "**Economic Interest**" means a Person's right to share in the income, gains, losses, deductions, credit or similar items of, and to receive distributions from, the Company, but does not include any other rights of a Member, including the right to Vote or to participate in management.

1.11 "**Encumber**" means the act of creating or purporting to create an Encumbrance, whether or not perfected under applicable law.

1.12 "**Encumbrance**" means, with respect to any Membership Interest, or any element thereof, a mortgage, pledge, security interest, lien, assignment as security, proxy coupled with an interest (other than as contemplated in this Agreement), option, or preferential right to purchase.

1.13 "**Fair Market Value**" means the cash price that a willing buyer would pay to a willing seller when neither is acting under compulsion and when both have reasonable knowledge of the relevant facts on the date of the event that triggered the need for the fair market value determination ("**Valuation Date**"). Ideally, the Parties having a direct financial interest in the outcome of that determination (the "**Interested Parties**) shall agree on the Fair Market Value. If the Interested Parties cannot agree on Fair Market Value within thirty (30) days of the Valuation Date, then the Fair Market Value shall be determined by an appraisal performed by an independent, duly licensed appraiser experienced in appraising the type of property being appraised, who shall be unanimously selected by the Interested Parties.

1.14 "**Initial Members**" means Natchez and Del Toro.

1.15 "**Involuntary Transfer**" means, with respect to any Membership Interest, or any element thereof, any Transfer or Encumbrance pursuant to court order, foreclosure of a security interest, execution of a judgment or other legal process, by operation of law or otherwise, including a purported transfer to or from a trustee in bankruptcy, receiver or assignee for the benefit of creditors.

1.16 "**Involuntary Withdrawal**" means, with respect to any Member or the Manager, the occurrence of any of the following events. (i) a Member or Manager makes an assignment for the benefit of creditors; (ii) a Member or Manager files a voluntary petition in bankruptcy; (iii) a Member or Manager is adjudicated bankrupt or insolvent or there is entered against that Member or Manager an order for relief in any bankruptcy or insolvency proceeding; (iv) a Member or Manager files a petition seeking reorganization, arrangement, composition, readjustment,

liquidation, dissolution or similar relief under any statute, law or regulation; (v) a Member of Manager seeks, consents to, or acquiesces in, the appointment of a trustee or receiver for, or liquidation of that Member or Manager, or of all or any substantial part of that Member's or Manager's properties; (vi) a Member or Manager files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against that Member or Manager in any proceeding described in clauses (i) through (v) hereof; (vii) any proceeding against a Member or Manager seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, continues for 120 days after the commencement thereof, or the appointment of a trustee, receiver or liquidator for that Member or Manager or all or any substantial part of that Member's or Manager's properties without that Member's or Manager's agreement or acquiescence, which appointment is not vacated or stayed for 120 days (or, if stayed, for 120 days after expiration of the stay, during which period the appointment is not vacated); or (viii) the material, uncured breach of this Agreement by a Member or Manager.

1.17 **"Member"** means an Initial Member or a Person who otherwise acquires a Membership Interest, as permitted under this Agreement, and who remains a Member.

1.18 **"Membership Interest"** means a Member's entire interest in the Company (including the Member's Economic Interest and voting rights).

1.19 **"Notice"** means a written notice required or permitted under this Agreement and conforming to the provisions of **Section 11.1**.

1.20 **"Person"** means a natural person, partnership, limited partnership, trust, estate, association, corporation, limited-liability company, or other entity, whether domestic or foreign to Nevada.

1.21 **"Profits and Losses"** means, for each fiscal year or other period specified in this Agreement, an amount equal to the Company's taxable income or loss for such year or period, as determined in accordance with IRC section 703(a), as such section may be amended from time to time, and including corresponding provisions of applicable successor acts or sections thereof.

1.22 **"Regulations"** (or **"Reg."**) means the income tax regulations promulgated by the United States Department of the Treasury and published in the Federal Register for the purpose of

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interpreting and applying the provisions of the IRC, as such Regulations may be amended from time to time, including corresponding provisions of applicable successor regulations.

1.23 **"Successor in Interest"** means an Assignee, a successor of a Person by merger or otherwise by operation of law, or a transferee of all or substantially all of the business or assets of a Person.

1.24 **"Transfer"** means, with respect to a Membership Interest, or any element of a Membership Interest, any sale, assignment, gift, Involuntary Transfer, or other disposition of a Membership Interest (or any element of such a Membership Interest), directly or indirectly, other than an Encumbrance that is expressly permitted under this Agreement.

1.25 **"Unanimous Vote"** means the vote of the Member or Members whose Voting Interests, individually or in the aggregate (as the case may be), constitute one hundred percent (100%) of the Voting Interests of all the Members.

1.26 **"Vote"** means a written consent or approval, a ballot cast at a meeting, or a voice vote.

1.27 **"Voting Interest"** means the right of a Member to Vote on matters coming before the Members by the terms of this Agreement or applicable law, and shall be equivalent to the Member's Membership Interest.

2. ARTICLES OF ORGANIZATION

2.1 **Articles of Organization.** The Manager caused, on ______, that the Company's Articles of Organization were filed with the Nevada Secretary of State.

2.2 **Company Name.** The Company's name is and shall be, unless and until changed, ______ LLC.

2.3 **Principal Office.** The principal executive office of the Company shall be at such place or places as the Manager may determine from time to time.

2.4 **Agent for Service of Process.** The initial agent for service of process on the

Company shall be Rutledge Law Center Ltd. The Manager may from time to time change the Company's agent for service of process.

2.5 **Business Purposes.** Not withstanding the general statement of company purpose included in the Articles of Organization, the Company is formed for the sole purpose of exploiting and developing the Claims and operating mines on and under the Claims.

2.6 **LLC.** The Members expressly intend for the Company to be a limited-liability company under the Act. No Member shall take any action inconsistent with this express intent.

2.7 **Term.** The Company's existence shall commence on the filing of Articles of Organization with the Nevada Secretary of State, and shall continue perpetually or until terminated pursuant to the provisions of this Agreement or as provided by law.

2.8 **Manager.** The initial Manager shall be Del Toro. The Manager's business address is 2229 Tahoe Vista Drive, South Lake Tahoe, California 96150. Del Toro shall serve as Manager for an initial term commencing on the Effective Date and continuing until such time as a new manager is elected by the Members. The Manager shall at all times be a Member of the Company.

2.9 **Nature of Members' Interests.** The interests of the Members in the Company are personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member shall have any direct ownership of all or any portion of such property or any right to use such property for any purpose other than a purpose of the Company.

3.0 **CAPITALIZATION**

3.1 **Initial Capital Contributions of Natchez.** As its initial Capital Contribution, Natchez shall assign, transfer, convey and deliver to the Company any and all rights relating to the exploitation and operation of all or any part of the Claims – but not the Claims themselves (collectively, the "**Operating Assets**"). Natchez shall assign, transfer and convey the Operating Assets to the Company "AS IS," "WHERE IS" and in their present condition. Natchez hereby expressly disclaims any warranties of title, merchantability, serviceability, adequacy for operations and fitness for a particular use or purpose of any and all of the Operating Assets.

3.1.1 **Value of Contributions.** The agreed value of the Operating Assets is Three Million Six Hundred Fifty Thousand Dollars ($3,650,000 US). If determined appropriate by the Company's tax advisor, the Company may assist any approved Assignee of an Economic Interest or Membership Interest in the Company to make an Internal Revenue Code Section 754 election for the year in which the transfer at issue occurs.

3.1.2 **Claims not Contributed.** Natchez is not contributing all or any part of the Claims and/or the fixtures and improvements currently thereon, except any and all rights Natchez has, or in the future may have, to use, operate and/or own the processing mill currently on the Claims, and any other part of the Operating Assets deemed by law to be inseparably a part of the Claims.

3.2 **Initial Capital Contribution of Del Toro.** As its initial Capital Contribution, Del Toro shall pay and deliver to the Company the sum of Seven Hundred Thirty Thousand Dollars **($730,000)**, which shall be paid in and expended as and when agreed by the Initial Members.

3.3 **Additional Capital Contributions.** The Manager may determine that Capital Contributions in addition to the Members' initial Capital Contributions are needed to enable the Company to conduct its business. On making such a determination, the Manager shall give notice thereof to all Members and seek the consent of the Members to such additional Capital Contributions. The notice shall set forth the amount of additional capital needed, the purpose(s) for which it is needed, and the date by which the Members shall contribute (if approved as provided for in the following sentence). Upon approval of such additional Capital Contributions by Unanimous Vote of the Members, each Member shall make, within ten (10) business days of the date such approval is obtained, an additional Capital Contribution in an amount that bears the same proportion to the total additional Capital Contribution that such Member's Capital Account balance bears to the total Capital Account balances of all Members. No Member may voluntarily make any additional Capital Contribution to the Company.

3.4 **Membership Interests.** On and as of the Effective Date, the Initial Members' respective Membership Interests shall be as follows.

Member	Membership Interest
Natchez	80%
Del Toro	20%

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3.5 **Capital Accounts.** A separate Capital Account shall be maintained for each Member by the Company's certified public accountant (as selected and replaced by the Members' Unanimous Vote).

3.6 **No Right to Withdraw.** A Member shall not be entitled to withdraw any part of the Member's Capital Contributions or to receive any distributions, except as expressly provided for in this Agreement.

3.7 **No Interest.** No interest shall be paid on funds or property contributed to the capital of the Company or on the balance of a Member's Capital Account.

3.8 **No Priority.** Except as may be provided in this Agreement, no Member shall have priority over any other Member, with respect to the return of a Capital Contribution, or distributions or allocations of income, gain, losses, deductions, credits, or items thereof.

4. ALLOCATIONS AND DISTRIBUTIONS

4.1 **Allocation of Profits and Losses.** Except as otherwise provided for herein (and, in particular, in the following sentence), the Profits and Losses of the Company and all items of Company income, gain, loss, deduction, or credit shall be allocated, for Company book purposes and for tax purposes, to a Member in accordance with the Member's Membership Interest on the date of such allocation. The first One Hundred Thousand Dollars of the Company's profits shall be retained by the Company and segregated into a savings account used exclusively to pay for operational expenses, including those itemized below, that are not readily payable from the Company's then-current cash flow from operations. Thereafter, twenty percent (20%) of every dollar of the Company's profits shall be retained and segregated to said savings account — unless and until that saving's account balance is and remains at Two Hundred and Fifty Thousand Dollars ($250,000). Any remaining portion of Company profits shall be used as the Manager determines in the Company's best interest, including, issuance of distributions under **Section 4.5** below (all of which are, to the extent necessary, subject to Del Toro's superpriority recovery rights hereunder) of its initial Capital Contribution and first $730,000 of additional Capital Contribution(s).

4.2 **Qualified Income Offset.** If any Member unexpectedly receives any adjustment,

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allocation, or distribution described in Reg. sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) resulting in a deficit balance in such Member's Capital Account, items of Company gross income and gain shall be specially allocated to that Member in an amount and manner sufficient to eliminate any such deficit balance in the Member's Capital Account. Any special allocation under this **Section 4.2** shall be taken into account in computing subsequent allocations of Profits and Losses so that the net amount of allocations of income and loss and all other items shall, to the extent possible, be equal to the net amount that would have been allocated if the unexpected adjustment, allocation, or distribution had not occurred. The provisions of this **Section 4.2** and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Reg. sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations.

4.3 **Allocations Respecting Asset Distributions.** Any unrealized appreciation or unrealized depreciation in the values of Company property distributed in kind to all the Members shall be deemed to be Profits or Losses realized by the Company immediately prior to the distribution of the property and such Profits or Losses shall be allocated to the Members' Capital Accounts in the same proportions as Profits are allocated under **Section 4.1.** Any property so distributed shall be treated as a distribution to the Members to the extent of the Fair Market Value of the property less the amount of any liability secured by and related to such property. Nothing contained in this Agreement is intended to treat or cause such distributions to be treated as sales for value. For the purposes of this **Section 4.3**, **"unrealized appreciation"** and **"unrealized depreciation"** mean the difference between the Fair Market Value and the Company's basis for the referenced property.

4.4 **Allocations Between Assignor and Assignee.** In the case of a Transfer of an Economic Interest during any fiscal year, the Assigning Member and Assignee shall each be allocated the Economic Interest's share of Profits or Losses based on the number of days each held the Economic Interest during that fiscal year.

4.5 **Distributions.** Except to the extent allocated in **Section 4.1** above, all cash resulting from the normal business operations of the Company and/or from a Capital Event shall be distributed among the Members in proportion to their Membership Interests on no less than an annual basis.

4.6 **Non-cash Proceeds.** If the proceeds from a sale or other disposition of a Company

asset consist of property other than cash, the value of such property shall be as determined by the Manager. Such non-cash proceeds shall then be allocated among all the Members in proportion to their Membership Interests. If such non-cash proceeds are subsequently reduced to cash, such cash shall be allocated as per **Section 4.1** above.

4.7 **Liquidating Proceeds.** Notwithstanding any other provisions of this Agreement to the contrary, when there is a distribution in liquidation of the Company, or when any Member's interest is liquidated, all items of income and loss first shall be allocated to the Members' Capital Accounts under this **Article 4**, and other credits and deductions to the Members' Capital Accounts shall be made before the final distribution is made. The final distribution to the Members shall be made as provided in **Section 9.2** below. The provisions of this **Section 4.7** and **Section 9.2** shall be construed in accordance with the requirements of Reg. section 1.704-1(b)(2)(ii)(b)(2).

5. MANAGEMENT AND OPERATIONS

5.1 **Manager.** Del Toro is hereby designated and appointed as the sole and exclusive Manager of the Company and its business. The Manager shall have full, exclusive and complete discretion, power and authority, subject in all cases to the other provisions of this Agreement and the requirements of applicable law, to manage, control, administer and operate the business and affairs of the Company for the purposes herein stated, and to make all decisions affecting such business and affairs, including for Company purposes, to.

5.1.1 Acquire by purchase, lease or otherwise, any real or personal property, tangible or intangible, and/or any interests therein;

5.1.2 Construct, operate, maintain, finance, and improve, and/or to own, sell, convey, assign, mortgage or lease any real estate and any personal property;

5.1.3 Sell, lease, or dispose, trade or exchange Company assets in the ordinary course of the Company's business;

5.1.4 Enter into agreements and contracts, and give receipts, releases and discharges;

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5.1.5 Purchase liability and other insurance and/or performance bonds to protect the Company's properties and business;

5.1.6 Borrow money for and on behalf of the Company and, in connection therewith, execute and deliver instruments providing for security thereof;

5.1.7 Execute or modify leases with respect to all or any part of the Company's assets;

5.1.8 Prepay, in whole or in part, refinance, amend, modify or extend mortgages or deeds of trust that may affect any asset of the Company and in connection therewith to execute for and on behalf of the Company any extensions, renewals or modifications of such mortgages or deeds of trust;

5.1.9 Execute any and all other documents and instruments that may be necessary or, in the opinion of the Manager, desirable to carry out the intent and purpose of this Agreement;

5.1.10 Except as set forth in **Section 5.2**, make any and all expenditures which the Manager, in its sole discretion, deems necessary or appropriate in connection with the management of the affairs of the Company and carrying out is obligations and responsibilities under this Agreement, including all legal, accounting and other related expenses incurred in the Company's organization and its financing and operation;

5.1.11 Enter into any kind of activity necessary to, in connection with or incidental to accomplishing the purposes of the Company; and

5.1.12 Invest and reinvest Company reserves in short-term instruments or money market funds.

5.2 **Extraordinary Transactions.** Notwithstanding anything to the contrary contained in this Agreement, the Manager shall not undertake any of the following without the Unanimous Vote of the Members.

5.2.1 Any Capital Event;

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5.2.2 Incurring any Company debt with principal in excess of Twenty-five Thousand Dollars US ($25,000 USD) on any one (1) occasion or in excess of an aggregated Fifty Thousand Dollars US ($50,000 USD) by reason of two (2) or more transactions in any fiscal year aggregating more than such amount;

5.2.3 A loan of Company money in an amount more than Fifteen Thousand Dollars US ($15,000 USD) on any one (1) occasion or in excess of an aggregated Twenty-five Thousand Dollars US ($25,000 USD) by reason of two (2) or more transactions in any fiscal year aggregating more than such amount;

5.2.4 The admission of additional members of the Company;

5.2.5 The Company's sale or purchase of any asset with a purchase price in excess of Fifty Thousand Dollars US ($50,000 USD), or in excess of an aggregated One Hundred Thousand Dollars US ($100,000 USD) by reason of two (2) or more such purchase and/or sales in any fiscal year, or the Company's exercise of any purchase option involving the expenditure of material funds;

5.2.6 Assign rights in Company property, for other than a Company purpose;

5.2.7 Permit the Company to engage in any activities inconsistent with or in addition to the stated purposes of the Company;

5.2.8 Do any act in contravention of this Agreement;

5.2.9 Sell or agree to sell all or substantially all of the assets of the Company outside the normal course of business;

5.2.10 Dissolve and/or wind up the Company or merge, consolidate or otherwise combine with another Person, or agree to do the same, regardless of whether the Company is the surviving entity as a result of any such event;

5.2.11 Enter into the Operating Agreement or amend or terminate, or agree to amend or terminate, the same;

5.2.12 Amend the Articles of Organization; and/or

5.2.13 Take any action or engage in any conduct, or refrain from taking any action or engaging in any conduct, with respect to which the Members have the right to Vote under this Agreement.

5.3 **Limitation on Authority of Members.** No Member is an agent of the Company solely by reason of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member. Any Member who takes action or binds the Company in violation or breach of this section shall be solely responsible for any loss and/or expense incurred by the Company as a result of such unauthorized action and shall indemnify, defend and hold harmless the Company with respect to such loss and/or expense.

5.4 **Year 1 Work Plan.** The Initial Members have approved and do hereby affirm the budget and initial work plan attached hereto as **Appendix B** (the "**Year 1 Work Plan**").

5.5 **Compensation of Manager.** The Manager's compensation for its services as Manager shall be Two Thousand Dollars ($2,000) per month, unless and until changed by Unanimous Vote.

5.6 **Time Devoted to Company.** The Manager shall devote such time to the conduct of the business of the Company as is reasonable and necessary. However, nothing in this Agreement shall limit in any manner the right of the Manager to carry on separate, additional businesses or activities, as long as such businesses or activities do not interfere unreasonably with the conduct of the Company's business and activities.

5.7 **Standard of Care and Duty of Loyalty**

5.7.1 **Manager.** The Manager shall not be liable, responsible or accountable to the Company or to any Member, in damages or otherwise, for any action taken or any failure to act on behalf of the Company within the scope of the authority conferred on the Manager by this Agreement or by applicable law and which it reasonably believes to be in the best interest of the Company, unless the action was taken or omission made fraudulently, intentionally or in bad faith, or unless the action or omission constituted gross negligence.

5.7.2 **Compensation and Fees.** With respect to operating the Company's business, the Manager shall only pay wages, salaries, fees and other compensation to Company employees, independent contractors, consultants and other third party service providers that are reasonably competitive with the wages, salaries, fees and other compensation that are reasonably available in the marketplace pertinent to the Company's operations.

5.7.3 **Members.** Nothing in this Agreement shall be deemed to restrict in any way the rights of any Member, or of any Affiliate of a Member, to conduct any other business or activity whatsoever, and no member shall be accountable to the Company or to any other Member with respect to that business or activity even if the business or activity competes with the Company's business. Each Member waives any rights that such Member might otherwise have to share or participate in such other interests or activities of any other Member or such member's Affiliates.

5.7.4 **Conflicts of Interest.** Each Member acknowledges that the conduct of the Company's business may involve business dealings and undertakings with Members or their Affiliates. In any such cases, the dealings and undertakings shall be at arm's length and on commercially reasonable terms.

5.8 **Title to Assets.** All assets of the Company, whether real or personal, shall be held in the name (and for the benefit) of the Company.

5.9 **Banking.** All funds of the Company shall be deposited in one or more accounts with one or more recognized financial institutions in the name of the Company, at such locations as shall be determined by the Manager. The Manager, acting singly, shall have the authority to withdraw funds and write checks or drafts against such account(s), to the extent permitted herein.

5.10 **Removal of Manager.** If any one or more of the following events occurs, the Members may remove the Manager and elect a new manager, by the Members holding an aggregate of 51% or more of the Voting Interests. (i) the Manager's willful or intentional violation or reckless disregard of the Manager's duties to the Company; (ii) the Manager's Involuntary Withdrawal, or (iii) the Manager's breach or violation of its duties and/or covenants hereunder and/or under and/or any other related contract or agreement. Any Member then acting as the Manager shall not be entitled to Vote its Voting Interest in any matter relating to its removal as

Manager.

6. ACCOUNTS AND RECORDS

6.1 **Accounts.** The Manager shall maintain, or cause to be maintained, complete books of account of the Company's business, in which each Company transaction shall be fully and accurately entered. The Manager shall keep such books of account at the Company's principal executive office. The Company's books of account shall be open to inspection and copying by each Member or the Member's authorized representatives on reasonable notice to the Manager and during normal business hours. The costs of any such inspection and copying shall be borne by the Member.

6.2 **Accounting.** Financial books and records of the Company shall be kept on the cash method of accounting, which shall be the method of accounting followed by the Company for federal income tax purposes. The Manager shall prepare, or cause to be prepared, a balance sheet and income statement of the Company promptly following the close of each fiscal year in a manner appropriate to and adequate for the Company's business and for carrying out the provisions of this Agreement. Each fiscal year of the Company shall end on December 31.

6.3 **Mandatory Records.** In addition to the books of account referenced in this **Article 6**, the Manager, at all times during the term of existence of the Company, shall keep or cause to be kept at the Company's principal executive office, the following,

6.3.1 A current list of the full name and last known business or residence address of each Member, together with the Capital Contribution and the Membership Interest in Profits and Losses of each Member;

6.3.2 A copy of the Articles of Organization, as such Articles of Organization may be amended and/or restated from time to time;

6.3.3 Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the four (4) most recent tax years;

6.3.4 Executed counterparts of this Agreement, as it may be amended and/or

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restated from time to time;

6.3.5 Any powers of attorney under which the Articles of Organization or any amendments and/or restatements thereof were executed;

6.3.6 Financial statements of the Company for the six (6) most recent fiscal years; and

6.3.7 The books and records of the Company as they relate to the Company's internal affairs for the current and past four (4) fiscal years.

6.4 **Income Tax Returns.** Within seventy-five (75) days after the end of each fiscal year of the Company, the Manager shall send to each of the Members all information necessary for the Members to complete their federal and state income tax or information returns, and a copy of the Company's federal, state, and local income tax or information returns for such year.

6.5 **Manager as Tax Matters Partner.** The Manager shall act as the "**Tax Matters Partner**" of the Company pursuant to IRC section 6231(a)(7).

6.6 **Tax Matters Partner's Authority.** The Tax Matters Partner is hereby authorized to do the following,

6.6.1 Keep the Members informed of administrative and judicial proceedings for the adjustment of Company items (as defined in IRC section 6231(a)(3)) at the Company level, as required by IRC section 6223(g) and its implementing Regulations;

6.6.2 Enter into settlement agreements under IRC section 6224(c)(3) and applicable Regulations with the Internal Revenue Service or the Secretary of the Treasury (the "**Secretary**") with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the other Members, except that such settlement agreement shall not bind any Member who (within the time prescribed under the IRC and Regulations) files a statement with the Secretary providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such Member;

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6.6.3 On receipt of a notice of a final Company administrative adjustment, file a petition for readjustment of the Company items with the Tax Court, the District Court of the United States for the district in which the Company's principal place of business is located, or the United States Court of Federal Claims, all as contemplated in IRC section 6226(a) and applicable Regulations;

6.6.4 File requests for administrative adjustment of Company items on Company tax returns under IRC section 6227(b) and applicable Regulations; and, to the extent such requests are not allowed in full, file a petition for adjustment with the Tax Court, the District Court of the United States for the district in which the Company's principal place of business is located, or the United States Court of Federal Claims, all as contemplated under IRC section 6228(a); and

6.6.5 Take any other action on behalf of the Members or the Company in connection with any administrative or judicial tax proceeding, to the extent permitted by law or regulations, including retaining tax advisers at the expense of the Company (to whom the Tax Matters Partner may delegate such rights and duties as deemed necessary and appropriate).

7. MEMBERS' RIGHTS AND VOTING

7.1 **Members' Voting Rights.** There shall be only one class of membership and, except as expressly provided for herein, no Member shall have any rights or preferences in addition to or different from those possessed by any other Member. Each Member shall Vote in proportion to the Member's Voting Interest as of the governing record date (which shall be determined in accordance with **Section** 7.3).

7.2 **Subjects of Members' Voting Rights.** The only matters upon which the Members have the right to Vote are set forth in **Section** 5.2. As to all other matters, the Members have no voting rights and the Manager, in its sole discretion, shall make all decisions regarding such other matters.

7.3 **Record Date.** The record date for determining the Members entitled to notice of any Meeting (as defined below), to Vote, to receive any distribution, or to exercise any right with respect to any other lawful action, shall be the date set by the Manager, provided that such record

date shall not be more than sixty (60) nor less than ten (10) days prior to the date of the Meeting, nor more than sixty (60) days prior to any other action.

7.4 **Meetings.** The Members are not required to hold meetings, and decisions (except for those to be made by the Manager as provided for in this Agreement) may be reached through one or more informal consultations that are followed by a written consent signed by all Members (provided that all Members are consulted, but need not be physically present during such consultation). If Members wish to hold a formal meeting (a "**Meeting**") for any reason, the following procedures shall apply.

7.4.1 **Notice of Meeting.** Any Member may call a Meeting of the Members by giving notice to each of the other Members and to the Manager of the time and place of the Meeting at least forty eight (48) hours prior to the time of the Meeting. The notice need not specify the purpose of the Meeting, or the location of the Meeting (if it is to be held at the principal executive office of the Company).

7.4.2 **Quorum.** One hundred percent (100%) of the Voting Interests shall constitute a quorum for the transaction of business at any Meeting of the Members.

7.4.3 **Other Transactions Valid.** The transactions of the Members at any Meeting, however called or noticed, or wherever held, shall be as valid as though transacted at a Meeting duly held after call and notice if a quorum is present and if, either before or after the Meeting, each Member not present signs a written waiver of notice, a consent to the holding of the Meeting, or an approval of the minutes of the Meeting.

7.4.4 **Action without Meeting.** The Members may take any action under this Agreement without a Meeting if both Members consent in writing to such action.

7.4.5 **Remote Participation.** Members may participate in any Meeting through the use of a conference telephone or similar communications equipment, provided that all Members participating in the Meeting can hear one another.

7.4.6 **Minutes.** The Manager shall keep or cause to be kept with the books and records of the Company full and accurate minutes of all Meetings, notices, and waivers of notices of Meetings, and all written consents in lieu of Meetings.

7.5 Proxy. At all meetings of Members, a Member may Vote in person or by proxy. A Member who intends to Vote by proxy shall file a written proxy instrument with the Manager before or at the time of the Meeting. A Member may file such proxy instrument by facsimile transmission to the Manager at the principal executive office of the Company.

8. TRANSFERS OF MEMBERSHIP INTERESTS

8.1 No Right to Withdraw. A Member may not withdraw from the Company without the written consents of all remaining Members. Any attempt by a Member to withdraw in violation of this section shall be void and of no force or effect, and shall not release the Member from any obligations and liabilities under this Agreement, whether already accrued or incurred, or to be accrued or incurred in the future.

8.2 Restrictions on Transfer. Except as expressly provided in this Agreement, a Member shall not Transfer any part of the Member's Membership Interest in the Company, whether now owned or later acquired, unless (1) the other Members, by Unanimous Vote, approve the transferee's admission to the Company as a Member upon such Transfer, and (2) the Membership Interest to be transferred, when added to the total of all other Membership Interests transferred in the preceding twelve (12) months, will not cause termination of the Company under the IRC. No Member may Encumber or permit or suffer any Encumbrance of or against all or any part of the Member's Membership Interest in the Company unless such Encumbrance has first been approved in writing by the Manager within its sole discretion. Any Transfer or Encumbrance of a Membership Interest without such approval shall be void and of no force or affect.

8.3 Right of First Refusal. Except as otherwise expressly provided in this Agreement, if a Member ("**Transferring Member**") wishes to Transfer any or all of its Membership Interest pursuant to a Bona Fide Offer (as defined below), the Transferring Member shall give notice to the Manager at least ninety (90) days in advance of the proposed Transfer, indicating the terms of the Bona Fide Offer and the identity of the offeror, together with all material information relating to the offeror ("**Transfer Notice**"). The term "**Bona Fide Offer**" means an offer in writing setting forth all relevant terms and conditions of purchase from an offeror who is ready, willing, and able to consummate the purchase (as indicated by the offeror's signature thereto) and who is not an Affiliate of the Transferring Member. If the price for the Membership

Interest is other than cash, the fair value in dollars ("**Fair Dollar Value**") of the non-cash consideration shall be as established in good faith by the Manager. For thirty (30) days after the Transfer Notice is effectively given, the Company shall have the right to purchase all or any portion of the Membership Interest offered, on the terms stated in the Transfer Notice, for the price stated in the Transfer Notice (or the cash portion of the price plus the Fair Dollar Value of the non-cash consideration, as the case may be). If the Company does not exercise the right to purchase all of the Membership Interest, then, with respect to the portion of the Membership Interest that the Company does not elect to purchase, that same right shall be given to the other Members for an additional 30-day period, beginning on the day that the Company's right to purchase expires or, if earlier, on the date the Company gives notice of its election not to purchase. Each of the other Members shall have the right to purchase, on the same terms, a part of the Membership Interest of the Transferring Member in the proportion that the purchasing Member's Membership Interest bears to the total Membership Interests of all of the Members who choose to participate in the purchase; provided, however, that the Company and the participating Members may not, in the aggregate, purchase less than the entire Transferring Member's Membership Interest. If the Company and the other Members do not exercise their rights to purchase all of such Membership Interest, the Transferring Member may, within ten (10) days from the expiration date of the Members' right to purchase, and on the terms and conditions stated in the Transfer Notice, sell or exchange that Membership Interest to the offeror named in the Transfer Notice. Unless the requirements of **Section 8.2** are met, the offeror under this section shall become an Assignee, and shall be entitled to receive only the share of Profits or other compensation by way of income and the return of Capital Contribution to which the Transferring Member would have been entitled. Any modification, alteration, supplementation or other change in the terms and conditions stated in the Transfer Notice shall constitute a new, separate and distinct Bona Fide Offer that shall be subject to the requirements and rights of this section.

8.4 **Triggering Events.** Except as otherwise provided in this Agreement, on the happening of any of the following events ("**Triggering Events**") with respect to a Member, the Company and the other Members shall have the option to purchase the Membership Interest of such Member ("**Selling Member**") at the Fair Market Value and on the terms set forth below.

8.4.1 The Involuntary Withdrawal of a Member, or the winding-up and dissolution of a corporate Member, or merger or other corporate reorganization of a corporate Member as a result of which the corporate Member does not survive as an entity; and/or

8.4.2 The occurrence of any other event that is, or that would cause, a Transfer in contravention of this Agreement.

Each Member shall give prompt notice to the Manager of the occurrence of a Triggering Event affecting such Member.

8.5 **Option Periods.** On the Manager's receipt of notice under **Sections** 8.3 and/or 8.4 (the date of such receipt is hereinafter referred to as the "**Option Date**"), the Manager shall promptly cause a copy of such notice to be sent to all Members. The Company shall then have the option, for a period ending thirty (30) calendar days following the determination of the Fair Market Value (the "**Company's Purchase Option Period**"), to purchase the Membership Interest to which the option relates (the "**Option Membership Interest**"). Said purchase shall be at the Fair Market Value and on the terms set forth below. If the Company does not purchase all or any portion of the Option Membership Interest, then the Members shall each have that same option, in the same proportion that such Member's Membership Interest bears to the total Membership Interests of all of the Members who choose to participate in that purchase, for a period of thirty (30) days following the expiration of the Company's Purchase Option Period, to purchase the Option Membership Interest not purchased by the Company, on the same terms and conditions as apply to the Company; provided, however, that the Company and the participating Members may not, in the aggregate, purchase less than the entire Option Membership Interest. All transferees of Membership Interests shall hold such Membership Interests subject to all of the provisions of this Agreement.

8.6 **Non-participation of Interested Member.** Neither the Member whose interest is subject to purchase under this article, nor such Member's Affiliate, shall participate in any Vote or discussion of any matter pertaining to the disposition of the Member's Membership Interest.

8.7 **Option Purchase Price.** The purchase price of the Option Membership Interest shall be at its Fair Market Value. For purposes of this calculation, the Option Date shall be substituted for the Valuation Date (under the Fair Market Value definition). The Fair Market Value as so determined shall be payable in cash in accordance with the time deadlines set forth in **Section** 8.5 above.

8.8 **Substituted Member.** A prospective transferee (other than an existing Member)

of a Membership Interest may be admitted as a Member with respect to such Membership Interest ("**Substituted Member**") only (1) on a Unanimous Vote in favor of the prospective transferee's admission as a Member; (2) on such prospective transferee's execution of a counterpart of this Agreement as a Party hereto; (3) on the Manager's receipt of a duly executed and acknowledged written instrument of Transfer, being either a certificate evidencing the interest in the Company owned by the transferring Member prior to such Transfer or some other instrument approved by the Manager, setting forth the intention of the transferring Member that the transferee become a Substituted Member in its place, and; (4) on the execution of such additional documents and instruments by the transferee as the Manager may reasonably require to confirm the transferee as a Substituted Member and the transferee's agreement to be bound by the terms and conditions hereof. Any prospective transferee of a Membership Interest shall be deemed an Assignee, and, therefore, the owner of only an Economic Interest until such prospective transferee has been admitted as a Substituted Member. Except as otherwise permitted in the Act, any such Assignee shall be entitled only to receive allocations and distributions under this Agreement with respect to such Membership Interest and shall have no right to Vote or exercise any rights of a Member until such Assignee has been admitted as a Substituted Member. Until the Assignee becomes a Substituted Member, the transferring Member will continue to be a Member and to have the power to exercise any rights and powers of a Member under this Agreement, including the right to Vote in proportion to the Voting Interest that the transferring Member would have had if the Transfer had not been made.

8.9 **Duties of Substituted Member.** Any Person admitted to the Company as a Substituted Member shall be subject to all provisions of this Agreement that apply to the Member from whom the Membership Interest was transferred, provided, however, that the transferring Member shall not be released from liabilities as a Member solely as a result of the Transfer, both with respect to obligations to the Company and/or to third parties incurred prior to the Transfer.

8.10 **Charging Orders and Similar Matters.** If a Membership Interest is taken or distributed by levy, foreclosure, charging order, execution, or other similar proceeding,

8.10.1 The Company shall not dissolve;

8.10.2 The Assignee of any Member's interest shall not have the right to

Ψ ∫. M7

interfere in the management or the administration of the affairs of the Company or to act as a Member of the Company. The Assignee shall have only the right to receive distributions, Profits and Losses attributable to the Assigning Member's Economic Interest in the Company;

8.10.3 An Assignee of any Membership Interest shall receive the federal and all relevant state Forms K-1, and report all income and loss on his/her/its income tax returns each year in accordance with Rev. Rul. 77-137, 1977-1 C.B. 178; and

8.10.4 The Manager (if other than the Member whose Membership Interest is the subject of the levy, foreclosure, charging order, execution or other proceeding) may terminate a Member's Membership Interest, or any portion thereof, if the Member's Membership Interest, or any portion thereof, becomes subject to a charging order, foreclosure or legal proceedings.

9. DISSOLUTION AND WINDING UP

9.1 **Events of Dissolution.** The Company shall be dissolved on the first to occur of the following events.

9.1.1 The occurrence of an event that makes it unlawful or impossible to carry on the business of the Company;

9.1.2 The sale of all of the Company's assets or the Company's business;

9.1.3 A Unanimous Vote; or

9.1.4 Entry of a decree of judicial dissolution pursuant applicable Nevada law.

9.2 **Winding Up.** On the dissolution of the Company, the Company shall engage in no further business other than that necessary to wind-up the business and affairs of the Company. The Manager shall wind up the affairs of the Company. The Manager shall give written notice of the commencement of winding up by mail to all known creditors and claimants against the Company whose addresses appear in the records of the Company. After paying or adequately providing for the payment of all known debts of the Company (except debts owing to Members) the remaining assets of the Company shall be distributed or applied in the following order of

ff. M7

priority.

9.2.1 To pay the expenses of liquidation (including all costs relating to the disposition of the Company's assets, if any);

9.2.2 To the establishment of reasonable reserves for contingent liabilities or obligations of the Company (upon the Manager's determination that such reserves are no longer necessary, such reserves shall be distributed as provided in this **Section 9.2**);

9.2.3 To repay the individuals who sold the Claims to Natchez on a financed basis;

9.2.4 To repay Del Toro for its entire initial Capital Contribution (i.e., $730,000) and such additional Capital Contribution(s) as are hereunder required from, and actually made by, Del Toro, to the extent same have not already been recovered by Del Toro through allocation of the Company's first profits hereunder.

9.2.5 To repay outstanding loans, including accrued and unpaid interest, made to the Company, including any outstanding loans made to the Company by any Member.

9.2.6 Among the Members with positive Capital Account balances as provided in **Section 4.7** hereof.

9.3 **Deficits.** Each Member shall look solely to the assets of the Company for the return of the Member's investment. If, after payment or discharge of the debts and liabilities of the Company, the remaining assets of the Company are insufficient to return the investment of any Member, such Member shall have no recourse against any other Members (including the Manager) for indemnification, contribution, or reimbursement.

10. INDEMNIFICATION AND ARBITRATION

10.1 **Indemnification by the Company.** The Company shall indemnify, defend and hold harmless any Person who was or is a party, or who is threatened to be made a party, to any Proceeding (defined below) by reason of the fact that such Person was or is a Member, Manager, officer, employee, or other agent of the Company, against expenses, judgments, fines,

liabilities, damages, settlements, and other amounts (including attorneys' fees and legal expenses) incurred by such Person in connection with such Proceeding. "**Proceeding**," as used in this **Section 10.1**, means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative.

10.2 **Arbitration.** Any action to enforce or interpret this Agreement or to resolve disputes between or among the Members (including the Manager) or by or against any Member shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any Member may commence arbitration by sending a notice and demand for arbitration to the other Parties. Such demand shall set forth the nature of the matter to be resolved by arbitration. Arbitration shall be conducted at or reasonably near the location of the Company's principal executive office in Nevada or, if there is no such principal executive office in Nevada, at any place designated by the Manager, in its sole and absolute discretion. The substantive law of the State of Nevada shall be applied by the arbitrator to the resolution of the dispute, without regard to principles of conflict of laws. The Members shall share equally all costs of arbitration. All decisions of the arbitrator shall be final, binding, conclusive, and non-appealable (except as otherwise provided by statute) on all Parties. Judgment may be entered upon any such decision in accordance with applicable law in any court having jurisdiction thereof. The arbitrator shall award to the prevailing Member(s) in any such arbitration proceeding such costs and expenses, including attorneys' fees, expert witness' fees and related costs, as are permitted pursuant to this Agreement.

11. GENERAL PROVISIONS

11.1 **Notices.** All notices hereunder shall be in writing and sent to the recipient at the address provided by recipient to, and maintained by, the Manager. Notices shall be effective (i) three (3) business days after deposited in the United States mail, sufficient first-class postage and fees prepaid, (ii) the next business day if sent by Federal Express, United Parcel Service, or other comparable overnight courier service, for guaranteed overnight delivery, all charges prepaid or charged to the sender's account, (iii) the date of recipient's actual receipt, if personally delivered to the recipient, or (iv) if sent by fax, and such transmission is confirmed by a fax delivery confirmation receipt generated by the sender's fax machine in the ordinary course of business, effective the date of such receipt if received before 5:00 P.M. on a business day, otherwise effective on the next business day.

gf MT

11.2 Entire Agreement. This Agreement constitutes the whole and entire agreement of the Parties with respect to the subject matter of this Agreement, and it shall not be modified or amended in any respect except by a written instrument executed by all Parties. This Agreement replaces and supersedes all prior written and oral agreements between and among the Members or any of them regarding the subject of this Agreement.

11.3 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.4 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Nevada, without regard to principles of conflict of laws.

11.5 Severability. If any provision of this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this Agreement shall remain in effect.

11.6 Burden and Benefit. This Agreement shall be binding on and inure to the benefit of the Parties and their trustees, successors and permitted transferees and assigns.

11.7 Singular and Plural; Gender. Whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, and the neuter gender or "his" shall include the male and female as well as a trust, firm, company, or corporation, all as the context and meaning of this Agreement may require.

11.8 Other Acts. The Parties shall promptly execute and deliver any and all additional documents, instruments, notices, and other assurances, and shall do any and all other acts and things, reasonably necessary in connection with the performance of their respective obligations under this Agreement and to carry out the intent of the Parties.

11.9 Other Activities. Except as provided in this Agreement, no provision of this Agreement shall be construed to limit in any manner the Members' abilities to carry on their own

respective businesses or activities.

11.10 No Agency. No provision of this Agreement shall be construed to constitute a Member, in the Member's capacity as such, the agent of any other Member or the Company.

11.11 Authority. Each Member represents and warrants to the other Members that such Member has the capacity and authority to enter into this Agreement.

11.12 Titles and Headings. The article, section, and paragraph titles and headings contained in this Agreement are inserted as a matter of convenience and for ease of reference only and shall be disregarded for all other purposes, including the construction or enforcement of this Agreement or any of its provisions.

11.13 Amendments by Writing Only. This Agreement may be altered, amended, or repealed only by a writing signed by all of the Members.

11.14 Time of the Essence. Time is of the essence of every provision of this Agreement that specifies a time for performance.

11.15 No Third Party Beneficiaries. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors, transferees and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement as a third party beneficiary or otherwise.

11.16 Interpretation. This Agreement was prepared by the Company's counsel at the Parties' collective direction. Accordingly, it shall be construed as their joint work product and each and every provision of this Agreement shall be read as though both of the Parties participated equally in the drafting hereof (which they did). Any uncertainty or ambiguity shall not be interpreted against any one Party. As a result of the foregoing, any rule of construction that a document is to be construed against the drafting party shall not be applicable.

11.17 Appendices. All appendices now or hereafter appended hereto are incorporated herein by this reference.

11.18 **Miscellaneous.** This Agreement's time periods shall be computed by excluding the first day and including the last. Except if otherwise specifically noted, all periods referencing days shall be measured by calendar days, and, if the last day in a given period falls on a weekend or legal holiday, then the last day thereof shall be the next business day thereafter. Except as may otherwise be specified herein, no action by a Party against another for breach hereof is limited to breach of contract remedies. The term "**including**" means "including, without limitation." Usage of "**and/or**" means both the conjunctive and disjunctive and is intended for expansive interpretation and not to limit the options available to each Party affected thereby.

IN WITNESS WHEREOF, the Parties have executed or caused to be executed this Agreement as of the Effective Date.

NATCHEZ PASS LLC	DEL TORO SILVER CORP.
________________________	________________________
By: Matthew Freeny	By: Greg Painter
Its: Manager	Its: President

APPENDIX A

Mining Claims

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646551

Transaction #: 2727322
Date of Transaction: 08/31/2012

CUSTOMER:

NATCHEZ PASS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC883653/$700.00	FY13 MAINT FEES FOX #3 ET AL	- n/a -	700.00
				TOTAL:	**$700.00**

PAYMENT INFORMATION

1	AMOUNT:	700.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1057		
	NAME:	NATCHEZ PASS LLC 276 LACEY RD CARTHAGE MS 39051-9555 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Natchez Pass LLC
Mailing Address: 320 N Carson st.
City, State, Zip: Carson City, NV 89701

[X] **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 5
x $140 per claim/site
Total due BLM $ 700.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
Fox #3	NMC 883653
Fox #4	NMC 883654
Fox #5	NMC 883655
Nick #1	NMC 827546
Nick #8	NMC 827553
RECEIVED	
AUG 3 1 2012	
BLM NVSO IAC	

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

(Continued on page 3)

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646563

Transaction #: 2727336
Date of Transaction: 08/31/2012

CUSTOMER:

MATTHEW FREENY
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1055410/$1120.00	FY13 MAINT FEES NICK 2 ET AL.	- n/a -	1120.00
				TOTAL:	**$1,120.00**

PAYMENT INFORMATION					
1	AMOUNT:	1120.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1060		
	NAME:	NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051-9555 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Matthew Freeny
Mailing Address: 320 North Carson st
City, State, Zip: Carson City, NV 89701

☒ Check here if this is a change of address.

FOR COUNTY RECORDER'S USE

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

No. of claims/sites 8
x $140 per claim/site
Total due BLM $ 1120.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
Nick #2	NMC 1055410
Nick #3	NMC 1055411
Nick #4	NMC 1055412
Nick #5	NMC 1055413
Nick #6	NMC 1055414
Nick #7	NMC 1055415
Nick #9	NMC 1055416
Nick #11	NMC 1055417

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646562

Transaction #: 2727335
Date of Transaction: 08/31/2012

CUSTOMER:

KEA HOLDINGS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1073738/$560.00	FY13 MAINT FEES NP 11 ET AL	- n/a -	560.00
				TOTAL:	**$560.00**

PAYMENT INFORMATION

1	AMOUNT: 560.00		POSTMARKED:	N/A
	TYPE: CHECK		RECEIVED:	08/31/2012
	CHECK NO: 1059			
	NAME: NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051 US			

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR
LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Kea Holdings LLC

Mailing Address: 320 North Carson st.

City, State, Zip: Carson City, NV 89701

☒ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 4
x $140 per claim/site
Total due BLM $ 560

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
NP 11	NMC 1073738
NP 12	NMC 1073739
NP 13	NMC 1073740
NP 14	NMC 1073741

RECEIVED
AUG 31 2012
BLM NVSO IAC

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

(Continued on page 3)

COMPLETE THE FOLLOWING FOR CREDIT CARD PAYMENTS:

Exact name as shown on credit card: ______________________________

Amount Paid: $ ______________________________

Type of Card: ◯ VISA ◯ MASTERCARD ◯ DISCOVER ◯ AMERICAN EXPRESS

CREDIT CARD NUMBER

Expiration Date: ____________________ Telephone No.: ____________________

Signature: ______________________________

Title 18 U.S.C. 1001 and 43 U.S.C. 1212 make it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

NOTE TO BLM EMPLOYEES: DETACH THIS PAGE BEFORE FILING THIS FORM IN APPLICABLE CASE FILES.

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646555

Transaction #: 2727327
Date of Transaction: 08/31/2012

CUSTOMER:

KEA HOLDINGS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC1073728/$1400.00	FY13 MAINT FEES NP 1 ET AL	- n/a -	1400.00
				TOTAL:	**$1,400.00**

PAYMENT INFORMATION

1	AMOUNT:	1400.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1058		
	NAME:	NATHEZ PAS LLC 272 LACEY RD CARTHAGE MS 39051 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM FOR LODE CLAIMS, MILL SITES, AND TUNNEL SITES

Remitter Name: Kea Holdings LLC

Mailing Address: 320 North Carson st.

City, State, Zip: Carson City, NV 89701

☒ **Check here if this is a change of address.**

FOR COUNTY RECORDER'S USE

No. of claims/sites 10

x $140 per claim/site

Total due BLM $ 1400.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s)/site(s) applies to the assessment year 2013 CT.

CLAIM/SITE NAME	BLM SERIAL NO.
NP 1	NMC 1073728
NP 2	NMC 107 37 29
NP 3	NMC 107 37 30
NP 4	NMC 107 37 31
NP 5	NMC 107 37 32
NP 6	NMC 107 37 33
NP 7	NMC 107 37 34
NP 8	NMC 107 37 35
NP 9	NMC 107 37 36
NP 10	NMC 107 37 37

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

Use a separate sheet for additional claim/site names, serial numbers, and claimant names and addresses.

(Continued on page 2)

INSTRUCTIONS

1. This is an optional form that may be used to satisfy the requirements for the Bureau of Land Management (BLM) under the provisions of 43 U.S.C. §1744 and 30 U.S.C. §28f and the regulations thereunder (43 CFR part 3834). Since local and State laws may vary, you should contact your local and State agencies where the claims are located to ensure all applicable laws and requirements are satisfied.
2. This form should be used to pay the maintenance fee for lode mining claims, mill sites, and tunnel sites only. To pay the maintenance fee for placer mining claims, use Form 3830-5a.
3. Complete the section for the number of claims and the amount being remitted to the BLM.
4. Enter the year in paragraph 2 for the applicable assessment year.
5. List all mining claim or site names and the BLM serial number associated to the claim or site, if the BLM has notified you what the serial number is. Every attempt should be made to include the current BLM serial number for each claim or site listed.
6. The name and current mailing addresses of the person paying the maintenance fee(s) should be listed at the top of the form. If this is a change of address for a claimant, that should also be noted.
7. If needed, an additional sheet can be used to continue listing claim and site names and BLM serial numbers, or the name and current mailing address of additional claimants.
8. If paying by credit card, you must complete the following credit card information on page 3: (a) exact name on the face of the credit card; (b) amount paid; (c) type of card; (d) credit card number; (e) expiration date of the card; and (f) telephone number. You must also sign on page 3 to show authorization to charge the credit card.

NOTICES

THE PRIVACY ACT and 43 CFR 2.48(d) require that you be furnished with the following information in connection with the information requested by this form.
AUTHORITY: 30 U.S.C. 28f and 43 CFR part 3834 permit collection of the information requested by this form.
PRINCIPAL PURPOSE: The BLM will use the information you provide to record the annual maintenance fee payment for the claims and sites listed and to verify that payment has been made in accordance with 30 U.S.C. 28f and 43 CFR part 3834.
ROUTINE USES: The BLM will only disclose this information in accordance with the provisions at 43 CFR 2.56(b) and (c).
EFFECT OF NOT PROVIDING INFORMATION: Disclosure of the requested information is required by 30 U.S.C. 28f and 43 CFR part 3834 for claimants paying the annual maintenance fee. The use of this specific form when paying the maintenance fee is optional. However, when paying the maintenance fee, it is the requested information on this form that is required to be submitted along with the fee. Failure to submit all the required information will delay the BLM's processing of the information and may preclude the BLM's acceptance of the maintenance fee payment, which may result in forfeiture of the mining claim(s) or site(s) by the claimant.

RECEIVED
AUG 3 1 2012
BLM NVSO IAC

(Continued on page 3)

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
1340 FINANCIAL BLVD
RENO, NV 89502
Phone: (775) 861-6400

Receipt

No: 2646556

Transaction #: 2727328
Date of Transaction: 08/31/2012

CUSTOMER:

NATCHEZ PASS LLC
320 N CARSON ST
CARSON CITY,NV 89701-4202 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC892048/$1120.00	FY13 MAINT FEES FOX 1 ET AL	- n/a -	1120.00
				TOTAL:	**$1,120.00**

PAYMENT INFORMATION

1	AMOUNT:	1120.00	POSTMARKED:	N/A
	TYPE:	CHECK	RECEIVED:	08/31/2012
	CHECK NO:	1061		
	NAME:	NATCHEZ PASS LLC 272 LACEY RD CARTHAGE MS 39051 US		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

Form 3830-5a
(June 2012)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

MAINTENANCE FEE PAYMENT FORM
FOR PLACER MINING CLAIMS

Remitter Name: Natchez Pass LLC

Mailing Address: 320 North Carson st

City, State, Zip: Carson City, NV 89701

[X] Check here if this is a change of address.

FOR COUNTY RECORDER'S USE

RECEIVED
AUG 31 2012
BLM NVSO IAC

No. of claims 8
Total due BLM $ 1120.00

1. The maintenance fee may be paid by cash, check, money order, Bureau of Land Management (BLM) Declining Deposit Account, or credit card (VISA, American Express, Discover, or MasterCard). Payments must be remitted to the BLM State Office where your claim or site is recorded and received on or before September 1. If the payment is mailed, the envelope must be postmarked by a bona fide delivery service on or before September 1 and received at the proper BLM State Office within 15 calendar days after the due date. Payments may also be made by telephone using a credit card. A complete listing of BLM State Offices with their addresses and phone numbers can be found at http://www.blm.gov.

2. The maintenance fee for the following claim(s) applies to the assessment year 2013.

CLAIM NAME	BLM SERIAL NO.	ACRES IN CLAIM	PAYMENT DUE TO THE BLM (See Instructions on Page 2)
Fox 1	NMC 892048	20 acres	$140.00
Fox 2	NMC 892049	20 acres	$140.00
Nick #1	NMC 896732	20 acres	$140.00
Nick #2	NMC 896733	20 acres	$140.00
Nick #3	NMC 896734	20 acres	$140.00
Nick #4	NMC 896735	20 acres	$140.00
Tom Cat #1	NMC 1012436	20 acres	$140.00
TomCat #2	NMC 1012437	20 acres	$140.00

Use a separate sheet for additional claim names, serial numbers, and claimant names and addresses.

(Continued on page 2)

APPENDIX B

Year 1 Work Plan

Year 1 Work Plan

1. Obtain all insurances and operating permits and pay associated fees, deposits, and administrative costs necessary to cover activities during this phase of the operation. **Estimated cost- $60k**

2. Set up pilot mill with consistent water supply to facilitate placer sampling program. Retain services of mill engineer (Harvey Bell) and mechanic (Larry Miller) to put main mill into operating condition and run "bulk sample" for shakedown and video presentation. Mobilize back hoe, dump truck and other necessary equipment to site. **Estimated cost- $40k**.

3. Construct new detailed maps for claims, improvements and geological features and incorporate Google Earth presentation for use in presentations and placer mine planning. Design placer test plan with budget for a sample whole grid over entire placer area including projected depths and volumes of dirt to be tested. **Estimated cost- $10k**

4. Research and consolidate all historical documentation on mine. Acquire all available reports from Macllvane, Rock Solid, Geodesy, Joe Karnes and any other previous operators. Retain qualified 43-101 consulting geologist. Survey and map underground workings of two known levels. Conduct underground sampling program with geologist and record all sampling data on maps. Incorporate any data obtained into this mapping program. **Estimated cost- $20k**

5. Compile all data from above into informational package based on 43-101 guidelines. Incorporate information into Del Toro web site for dissemination to prospective purchasers. Circulate to known financing and pubco contacts. **Estimated cost- $20k**

Exhibit D

Voting Agreement

This voting agreement ("**Agreement**") is made and entered into effective ___________________ ("**Effective Date**") in Carson City, Nevada by and between **NATCHEZ PASS LLC**, a Nevada domestic limited-liability company, 272 Lacey Road, Carthage, Mississippi 39051 ("**Natchez Pass**"), and **DEL TORO SILVER CORP.**, a Nevada domestic corporation, c/o Patrick A. Fagen, 2229 Tahoe Vista Drive, South Lake Tahoe, California 96150 ("**Del Toro**"). Natchez Pass and Del Toro are the only parties to this Agreement and are at times referred to herein singly as a "**Party**" and collectively as the "**Parties.**"

In consideration of the above recitals, the mutual covenants, agreements and promises of the Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby covenant and agree as follows.

1. **VOTING GRANT.** Pursuant to this Agreement and its terms and conditions, and in return for a seat for Natchez Pass on Del Toro's board of directors during the Term hereof, Natchez Pass hereby grants unto Del Toro the exclusive, unfettered and unobstructed right to vote all of Natchez Pass' ownership interest in the Assets (as defined in the Parties' underlying Partial Purchase Option Agreement ("**PPOA**")) and membership interest in the Operating Company (also as defined in the PPOA) (collectively "**Natchez Pass' Interest**").

2. **LIMITATIONS.** Neither this Agreement nor the rights grant hereunder is unlimited in duration or scope.

2.1 **Duration.** This Agreement and the rights grant hereunder shall automatically and immediately lapse, expire and cease upon the earlier of Del Toro's failure to validly exercise an Option under the PPOA or 60 months from the Effective Date (as applicable, the "**Term**" hereof.

2.2 **Scope.** This Agreement and the rights grant hereunder shall not in any way or at any time affect, abridge or lessen Natchez Pass' right, title or interest to vote Natchez Pass'

9d. MY

Interest, as it then exists, regarding the substantive content in, and preparation and execution of, or the subsequent amendment of, the Corporation's governing documents ("**Governing Documents**"), minutes, actions by unanimous written consent, and the like — all of which have been approved by Natchez Pass prior to the Corporation's incorporation.

Likewise, this Agreement and the rights grant hereunder shall not in any way or at any time affect, abridge or lessen Natchez Pass' right, title and interest to vote Natchez Pass' Interest in any transaction that the respective Governing Documents or law of Nevada require be approved by more than sixty five percent (65%) of the voting stock held therein, and including, but not limited to: the sale of substantially all of the Corporation's assets; the Corporation's dissolution and/or winding up; or the approval of a Capital Call requiring capital from Natchez Pass.

3. **GENERAL PROVISIONS**

3.1 **Miscellaneous.** When used herein, the terms defined when initially capitalized have the ascribed meanings. This Agreement may be executed in counterparts, with each deemed an original but all constituting one instrument. Facsimile and photocopied signatures bind the Parties. This Agreement's title and headings are for reference only and do not define or limit this Agreement's scope. This Agreement shall be construed fairly with no inference drawn against the drafting Party. Any provision herein that may reasonably be interpreted as being intended to survive this Agreement's termination or expiration shall do so. Except as may otherwise be specified herein, no action by a Party against another for breach hereof is limited to breach of contract remedies.

3.2 **Governing Law; Jurisdiction / Venue.** This Agreement will be exclusively interpreted and enforced in a state court in Carson City, Nevada under Nevada law (without reference to its choice of law rules). THE PARTIES HEREBY CONSENT TO SUCH VENUE, GOVERNING LAW, AND THE JURISDICTION OF SUCH COURT.

3.3 **Entire Agreement.** This Agreement sets forth the Parties' entire agreement and understandings relating to the voting of interest in the Holding Company and Operating Entity, and merges and supersedes all prior agreements, writings and understandings. This Agreement (and any waiver of any rights herefrom) shall not be amended or modified unless in a writing signed by the Parties.

JD, MJ

3.4 **Legal Expenses.** The prevailing Party in any legal action brought against the other Party (and relating hereto) shall be entitled, to, *inter alia*, reimbursement for its expenses, including court costs and reasonable attorneys' and expert witness fees and expenses.

3.5 **Benefit.** This Agreement binds (and inures to the benefit of) the Parties, and the Parties' respective heirs, assigns, successors and legal representatives, subject to any and all assignment restrictions set forth herein. However, this Agreement is not a third party beneficiary contract (and no third party shall have any claim or right of action hereunder).

3.6 **Severability / Waiver.** If a term hereof is held by a court of competent jurisdiction to be invalid or unenforceable, then all of this Agreement's remaining terms shall, in sum, remain effective as if the objectionable term was not included (and the invalid or unenforceable term shall be judicially modified and read by the court to be enforceable to the maximum extent possible, if at all). No delay, omission or failure to exercise any right or remedy provided for herein shall be deemed a waiver thereof or an acceptance of the event giving rise to such remedy. Rather, every such right or remedy hereunder may be used as the Party exercising it deems expedient.

3.7 **Assignment.** Neither this Agreement nor the rights and obligations hereunder shall be assigned or transferred by either Party, or to or by any third party (including by court order, operation of law, merger, statute, regulation, ordinance or otherwise) without the other Party's prior express written consent. Any attempt to otherwise assign this Agreement will be ineffective.

3.8 **Injunctive Relief.** The Parties acknowledge that monetary damages are an inadequate remedy for the breach of certain provisions hereof. Accordingly, if either Party breaches (or threatens to breach) any of its obligations hereunder, the other Party shall be entitled, without proving actual damage sustained, to a stipulated temporary restraining order, and shall thereafter be entitled to apply for a preliminary injunction, permanent injunction and/or order compelling specific performance, to prevent that continued or threatened breach. Additionally, either Party may pursue other remedies available to it, including the recovery of damages.

3.9 **INDEPENDENT INVESTIGATION.** EACH PARTY HAS INDEPENDENTLY EVALUATED THE

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